CLAYTON UTZ

Medallion Trust Series [      ]
ISDA Master Agreement
(Currency Swap Agreement)

Securitisation Advisory Services Pty. Limited
ABN 88 064 133 946

[                ]
ABN [            ]

Perpetual Trustee Company Limited
ABN 42 000 001 007

Commonwealth Bank of Australia
ABN 48 123 123 124

If you have any questions about the details of this document
PLEASE CONTACT [                      ]  ON + 61 2 9353 4000

Clayton Utz
Lawyers
Levels 22-35  No. 1 O'Connell Street  Sydney  NSW  2000  Australia
PO Box H3 Australia Square  Sydney  NSW  1215
T + 61 2 9353 4000  F + 61 2 8220 6700

WWW.CLAYTONUTZ.COM

Our reference  [                ]

                                    SCHEDULE

                                     TO THE

                                MASTER AGREEMENT

                           DATED AS OF [    ] BETWEEN

                  SECURITISATION ADVISORY SERVICES PTY. LIMITED
                               ABN 88 064 133 946
                                   ("MANAGER")

                                       AND

                          [      ] ABN 34 072 814 058
                           ("[    ] " and "PARTY A")

                                       AND

                        PERPETUAL TRUSTEE COMPANY LIMITED
                               ABN 42 000 001 007
     IN ITS SEVERAL CAPACITIES AS TRUSTEE OF VARIOUS SERIES TRUSTS FROM TIME
 TO TIME ESTABLISHED UNDER THE MASTER TRUST DEED AND VARIOUS SERIES SUPPLEMENTS
                                   ("PARTY B")

                                       AND

                         COMMONWEALTH BANK OF AUSTRALIA
                               ABN 48 123 123 124
                       ("CBA" and "STANDBY SWAP PROVIDER")

PART 1. TERMINATION PROVISIONS.

In this Agreement:

(a)  "SPECIFIED ENTITY" does not apply in relation to Party A or Party B.

(b)  The definition of "SPECIFIED TRANSACTION" is not applicable.

(c)  (i)   The following provisions of Section 5 will not apply to Party A:

           Section 5(a)(ii)    Section 5(a)(v)
           Section 5(a)(iii)   Section 5(a)(vi)
           Section 5(a)(iv)    Section 5(b)(iv)

     (ii)  The following provisions of Section 5 will not apply to Party B:

           Section 5(a)(ii)    Section 5(a)(v)   Section 5(a)(viii)
           Section 5(a)(iii)   Section 5(a)(vi)  Section 5(b)(iv)
           Section 5(a)(iv)    Section 5(a)(vii)

     (iii) Section 5(b)(ii) will not apply to Party A as the Affected Party
           (subject to Part 5(6)(b) of this Schedule) and Section 5(b)(iii) will not apply to Party A as the Burdened Party.

(d)  The "AUTOMATIC EARLY TERMINATION" provisions in Section 6(a) will not apply to Party A or Party B.

(e)  PAYMENTS ON EARLY TERMINATION. For the purposes of Section 6(e) of this
     Agreement:

     (i)  Market Quotation will apply; and

     (ii) the Second Method will apply.

(f)  "TERMINATION CURRENCY" means US$ provided that if an amount due in respect of an Early Termination Date will be payable by Party B to Party A the
     Termination Currency for the purpose of calculating and paying that amount is Australian Dollars.

(g)  "ADDITIONAL TERMINATION EVENT" applies. The following is an Additional
     Termination Event in relation to which both Party A and Party B are
     Affected Parties:

     "An Event of Default (as defined in the Security Trust Deed) occurs and the
     Security Trustee has declared, in accordance with the Security Trust Deed, the Relevant Notes immediately due and payable."

     For the purposes of calculating a payment due under Sections 6(d) and (e)
     when an Early Termination Date is designated under Section 6(b) as a result of such Additional Termination Event, Party B will be the only Affected
     Party.

PART 2. TAX REPRESENTATIONS

(a)  PAYER TAX REPRESENTATIONS. For the purpose of Section 3(e) of this
     Agreement, Party A and Party B each make the following representation:

     It is not required by any applicable law, as modified by the practice of any relevant government revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this
     Agreement) to be made by it to any other party under this Agreement. In making this representation, it may rely on:

     (i)    the accuracy of any representation made by that other party pursuant to Section 3(f) of this Agreement;

     (ii)   the satisfaction of the agreement contained in Section 4(a)(i) or
            4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by that other party pursuant to Section
            4(a)(i) or 4(a)(iii) of this Agreement; and

     (iii)  the satisfaction of the agreement of that other party contained in
            Section 4(d) of this Agreement,

     PROVIDED THAT it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b)  PAYEE TAX REPRESENTATIONS. For the purpose of Section 3(f) of this
     Agreement:

     (i)    Party B and CBA as Standby Swap Provider and (on and from the
            Novation Date) as Party A, each makes the following representation:

                    It is an Australian resident and does not derive the
                    payments under this Agreement in part or whole in carrying on a business in a country outside Australia at or through a permanent establishment of itself in that country.

     (ii)   [     ] as Party A represents that it is an "eligible contract
            participant" under the U.S. Commodity Exchange Act.

PART 3. AGREEMENT TO DELIVER DOCUMENTS

For the purpose of Sections 4(a)(i) and (ii) of this Agreement, each party agrees to deliver to each other party the following documents, as applicable:

(a)  TAX FORMS, DOCUMENTS OR CERTIFICATES TO BE DELIVERED ARE:

PARTY REQUIRED TO DELIVER   FORM/DOCUMENT/CERTIFICATE           DATE BY WHICH TO BE DELIVERED
DOCUMENT

Party A, Party B, and the   Any document or certificate         On the earlier of (a) learning
Standby Swap Provider       reasonably required or              that such document or
                            reasonably requested by a party     certificate is required and (b)
                            in connection with its              as soon as reasonably
                            obligations to make a payment       practicable following a request
                            under this Agreement which would    by a party.
                            enable that party to make the
                            payment free from any deduction
                            or withholding for or on account
                            of Tax or which would reduce the
                            rate at which deduction or
                            withholding for or on account of
                            Tax is applied to that payment
                            as requested by Party A with
                            respect to any payments received
                            by Party B.

(b)  OTHER DOCUMENTS TO BE DELIVERED ARE:

PARTY REQUIRED TO DELIVER   FORM/DOCUMENT/CERTIFICATE           DATE BY WHICH TO BE DELIVERED
DOCUMENT

Party A, Party B, the       A certificate specifying the        On the execution of this
Standby Swap Provider and   names, title and specimen           Agreement and each
the Manager                 signatures of the persons           Confirmation unless that
                            authorised to execute this          certificate has already been
                            Agreement and each Confirmation     supplied and remains true and
                            or other communication in           in effect and when the
                            writing made pursuant to this       certificate is updated.
                            Agreement on its behalf.

Party A, Party B, the       A legal opinion as to the           Prior to the Closing Date.
Standby Swap Provider and   validity and enforceability of
the Manager                 its obligations under this
                            Agreement in form and substance
                            (and issued by legal counsel)
                            reasonably acceptable to each
                            other party.

Party B                     A certified copy to Party A of      Not less than 5 Business Days
                            each Credit Support Document        (or such lesser period as
                            specified in respect of Party B     Party A agrees to) before the
                            and (without limiting any           Trade Date of the first
                            obligation Party B may have         occurring Transaction and in
                            under the terms of that Credit      the case of any amending
                            Support Document to notify Party    documents entered into
                            A of amendments thereto) a          subsequent to that date,
                            certified copy to Party A of any    promptly after each amending
                            document that amends in any way     document (if any) has been
                            the terms of that Credit Support    entered into.
                            Document.

Other than the legal opinions, any Credit Support Document or any document amending a Credit Support Document (but including any certifications in relation to such documents), all documents delivered under this Part 3(b) are covered by the Section 3(d) representation. For the purposes of this Part 3(b), a copy of a document is taken to be certified if a director or secretary of the party providing the document, or a person authorised to execute this Agreement or a
Confirmation on behalf of that party or a solicitor acting for that party has certified it to be a true and complete copy of the document of which it purports to be a copy.

PART 4 MISCELLANEOUS

(a)  ADDRESSES FOR NOTICES. For the purpose of Section 12(a) of this Agreement:

     Address for notices or communications to [           ] as PARTY A:

     Address:            [        ]

     Attention:          [        ]

     Facsimile No.:      [        ]

     Additionally, a copy of all notices as well as any changes to counterparty's address, telephone number or facsimile number should be sent to:

     Address:            [        ]

     Attention:          [        ]

     Address for notices or communications to PARTY B:

     Address:            Perpetual Trustee Company Limited
                         Level 3
                         39 Hunter Street
                         Sydney  NSW  2000
                         AUSTRALIA

     Attention:          Manager, Securitisation Services

     Facsimile No.:      612 9221 7870

     Additionally, a copy of all notices as well as any changes to counterparty's address, telephone number or facsimile number should be sent to:

     Address:            Securitisation Advisory Services Pty. Limited
                         Level 8
                         48 Martin Place
                         Sydney  NSW  2000
                         AUSTRALIA

     Attention:          Manager, Securitisation

     Facsimile No.:      612 9378 2481

     Address for notices or communications to CBA as STANDBY SWAP PROVIDER and
     (on and from the Novation Date) as PARTY A:

     Address:            Commonwealth Bank of Australia
                         Level 8
                         48 Martin Place
                         Sydney  NSW  2000
                         AUSTRALIA

     Attention:          Manager, Securitisation

     Facsimile No.:      612 9378 2481

(b)  PROCESS AGENT. For the purpose of Section 13(c) of this Agreement:

     [         ] as Party A appoints as its Process Agent: [        ]

     Party B appoints as its Process Agent: not applicable.

     CBA as Standby Swap Provider and (on and from the Novation Date) as Party A appoints as its Process Agent: not applicable.

(c)  OFFICES. The provisions of Section 10(a) will apply to this Agreement.

(d)  MULTIBRANCH PARTY. For the purpose of Section 10(c) of this Agreement:

     Party A is not a Multibranch Party.

     Party B is not a Multibranch Party.

(e)  CALCULATION AGENT.

     (i)  The Calculation Agent is:

          (A)  in respect of all notices, determinations and calculations in respect of amounts denominated in US$, the Agent Bank; and

          (B)  in respect of all other notices, determinations and calculations, the Manager.

     (ii) All determinations and calculations by the Calculation Agent will:

          (A)  be made in good faith and in the exercise of its commercial reasonable judgment; and

          (B)  be determined, where applicable, on the basis of then prevailing market rates or prices.

     All such determinations and calculations will be binding on Party A and
     Party B in the absence of manifest error. The Manager (or, if the Manager fails to do so and Party A notifies Party B, Party B) covenants in favour of Party A to use reasonable endeavours (including, without limitation, taking such action as is reasonably necessary to promptly enforce the obligations of the Agent Bank under the Agency Agreement) to ensure that the Agent Bank performs its obligations as Calculation Agent under this
     Agreement.

(f)  CREDIT SUPPORT DOCUMENT. Details of any Credit Support Document:

     (i)    In relation to [ ] as Party A: Not applicable.

     (ii)   In relation to Party B: The Security Trust Deed.

     (iii)  In relation to CBA as (on and from the Novation Date) Party A: Not applicable.

(g)  CREDIT SUPPORT PROVIDER.

     (i)    In relation to [ ] as Party A: None.

     (ii)   In relation to Party B: None.

     (iii)  In relation to CBA as (on and from the Novation Date) Party A: None.

(h)  GOVERNING LAW. This Agreement will be governed by and construed in accordance with the laws in force in New South Wales, except the Credit
     Support Annex, which will be governed by and construed in accordance with the laws in force in the State of New York as provided in Paragraph
     13(m)(iv) of the Credit Support Annex. Section 13(b)(i) is deleted and replaced by the following:

     (i)    submits to the non-exclusive jurisdiction of the courts of New South
            Wales and courts of appeal from them; and".

(i)  NETTING OF PAYMENTS. Subparagraph (ii) of Section 2(c) of this Agreement will apply in respect of all Transactions.

(j)  "AFFILIATE" will have the meaning specified in Section 14 of this
     Agreement. However, for the purposes of Section 3(c) Party B is deemed not to have any Affiliates.

PART 5 OTHER PROVISIONS

(1)  PAYMENTS: In Section 2:

     (a)  In Section 2(a)(i) add the following sentence:

          "Each payment will be by way of exchange for the corresponding payment or payments payable by the other party (if any)".

     (b)  In Section 2(a)(ii) the first sentence is deleted and replaced with the following sentence:

          "Unless specified otherwise in this Agreement, payments under this
          Agreement by:

          (i)    Party A, will be made by 10.00 am (New York time); and

          (ii)   Party B, will be made by 4.00pm (Sydney time),

          on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this
          Agreement, in freely transferable funds, free of any set-off, counterclaim, deduction or withholding (except as expressly provided in this Agreement) and in the manner customary for payment in the required currency.".

     (c)  Insert a new paragraph (iv) in Section 2(a) immediately after Section
          2(a)(iii) as follows:

          "(iv)  The condition precedent in Section 2(a)(iii)(1) does not apply to a payment due to be made to a party if it has satisfied all its payment

                 obligations under Section 2(a)(i) of this Agreement and has no future payment obligations, whether absolute or contingent under Section 2(a)(i)."

     (d)  Add the following new sentence to Section 2(b):

          "Each new account so designated shall be in the same tax jurisdiction as the original account."

     (e)  Amend Section 2(d) as follows:

          (i)    Delete the word "if" at the beginning of Section 2(d)(i)(4) and insert the following words instead:

                 "if and only if X is Party A and".

          (ii)   In Section 2(d)(ii) insert the words "(if and only if Y is
                 Party A)" after the word "then" at the beginning of the last paragraph.

          Without prejudice to the above amendments, it is agreed that Party B:

          (iii)  is not obliged to pay:

                 (1)  any additional amount to Party A under Section 2(d)(i)(4);
                      or

                 (2)  any amount to Party A under Section 2(d)(ii); and

          (iv)   will not receive payments under this Agreement or any
                 Transaction from which deductions or withholdings have been made.

(2)  PARTY B'S PAYMENT INSTRUCTIONS: Party B irrevocably authorises and instructs Party A to make payment of:

     (i)  the Initial Exchange Amount due from Party A to Party B in respect of the Initial Exchange Date by paying that amount direct to the account notified in writing by Party B to Party A for that purpose; and

     (ii) any other amount due from Party A to Party B under this Agreement by paying that amount direct to the Principal Paying Agent to the account outside Australia notified in writing by the Principal Paying Agent to
          Party A for that purpose.

(3)  PARTY A'S PAYMENT INSTRUCTIONS: Party A irrevocably authorises and instructs Party B to make payment of:

     (i)  any amount denominated in A$ due from Party B to the account in Sydney notified in writing by Party A to Party B from time to time; and

     (ii) any amount denominated in US$ due from Party B to the account notified in writing by Party A to Party B from time to time.

(4)  REPRESENTATIONS: In Section 3:

     (a)  Section 3(a)(v) is amended by inserting immediately after the words
          "creditors' rights generally" the following:

          "(including in the case of a party being an ADI (as that term is defined in the Reserve Bank Act, 1959 (Cth)) and section 13A(3) of the
          Banking Act, 1959 (Cth)).";

     (b)  RELATIONSHIP BETWEEN PARTIES. Each party will be deemed to represent to the other parties on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that
          Transaction):-

          (i)    NON-RELIANCE. It is acting for its own account (in the case of
                 Party B, as trustee of the Series Trust), and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment (and in the case of Party B, also on the judgment of the Manager) and upon advice from such
                 advisers as it has deemed necessary. It is not relying on any communication (written or oral) of any other party as
                 investment advice or as a recommendation to enter into that
                 Transaction; it being understood that information and
                 explanations related to the terms and conditions of a
                 Transaction will not be considered investment advice or a
                 recommendation to enter into that Transaction. No communication
                 (written or oral) received from any other party will be deemed to be an assurance or guarantee as to the expected results of that Transaction.

          (ii)   EVALUATION AND UNDERSTANDING. It is capable of evaluating and understanding (on its own behalf or through independent
                 professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction.

          (iii)  STATUS OF PARTIES. No other party is acting as a fiduciary or an adviser to it in respect of that Transaction.

     (c)  insert the following new paragraphs (g), (h) and (i) in Section 3 immediately after Section 3(f):

          (g)  SERIES TRUST. By Party B, in respect of Party B only:

               (i)    TRUST VALIDLY CREATED. The Series Trust has been validly
                      created and is in existence at the Trade Date of the first occurring Transaction.

               (ii)   SOLE TRUSTEE. It has been validly appointed as trustee of
                      the Series Trust and is presently the sole trustee of the
                      Series Trust.

               (iii)  NO PROCEEDINGS TO REMOVE. No notice has been given to it and to its knowledge no resolution has been passed, or
                      direction or notice has been given, removing it as trustee of the Series Trust.

               (iv)   POWER. It has power under the Master Trust Deed to:

                      (A)  enter into and perform its obligations under this
                           Agreement and each Credit Support Document (in
                           relation to Party B in its capacity as trustee of the
                           Series Trust); and

                      (B)  mortgage or charge the Assets of the Series Trust in
                           the manner provided in the Credit Support Document
                           (in relation to Party B),

                           and its entry into this Agreement and each Credit
                           Support Document (in relation to Party B) is in the
                           interests of the beneficiaries of the Series Trust
                           and does not constitute a breach of trust.

               (v)    GOOD TITLE. It is the lawful owner of the Assets of the
                      Series Trust and, subject only to the Credit Support
                      Document in relation to Party B and any Security Interest
                      permitted under the Credit Support Document in relation to
                      Party B, those Assets are free of all other Security
                      Interests (except for Party B's right of indemnity out of
                      the Assets of the Series Trust).

               (vi)   ELIGIBLE CONTRACT PARTICIPANT. The Series Trust was not
                      formed for the specific purpose of constituting an
                      "eligible contract participant" under the Commodity
                      Exchange Act.

               (vii)  TOTAL ASSETS. As at close of business on the Trade Date of the first occurring Transaction, following the issue of
                      the Relevant Notes and provided that the aggregate
                      Invested Amount of the Relevant Notes upon issue exceeds
                      USD 10,000,000 the Series Trust will have total assets
                      exceeding USD10,000,000.

          (h)  NON-ASSIGNMENT. It has not assigned (whether absolutely, in equity, by way of security or otherwise), declared any trust over or given any charge over any of its rights under this Agreement or any Transaction except, in the case of Party B, for the
               Security Interests created under each Credit Support Document in relation to Party B.

          (i)  CONTRACTING AS PRINCIPAL. Each existing Transaction has been entered into by that party as principal and not otherwise."

(5)  EVENT OF DEFAULT: In Section 5(a):

     (a)  FAILURE TO PAY OR DELIVER: delete paragraph (i) and replace it with the following:

          (i)  FAILURE TO PAY OR DELIVER. Failure by the party to make, when due, any payment under this Agreement or delivery under Section
               2(a)(i) or 2(e) required to be made by it if such failure is not remedied at or before:

               (1)  where the failure is by Party B, 10.00am on the tenth day after notice of such failure is given to Party B;" and

               (2)  where the failure is by Party A, 10.00am on the tenth day after notice of such failure is given to Party A;";

     (b)  Consequential amendments:

          (i)  delete "or" at the end of Section 5(a)(vii); and

          (ii) replace the full stop at the end of Section 5(a)(viii) with ";
               or"; and

     (c)  DOWNGRADE OBLIGATIONS: insert the following new paragraph (ix):

          (ix) DOWNGRADE OBLIGATIONS. In respect of Party A only, Party A fails to comply with Part 5(22) of the Schedule if such failure is not remedied on or before the tenth Business Day (or such later day as Party B and the

               Manager may agree and which the Rating Agencies confirm in writing will not result in a reduction, qualification or
               withdrawal of the credit ratings then assigned by them to the
               Relevant Notes) after notice of such failure is given to Party
               A."

(6)  TERMINATION EVENTS:

     (a)  ILLEGALITY: In respect of each Transaction, the parties agree that the imposition by any Governmental Agency of an Australian jurisdiction of any exchange controls, restrictions or prohibitions which would otherwise constitute an Illegality for the purposes of Sections
          5(b)(i) or 5(c) will not be an event which constitutes an Illegality for the purposes of those Sections so that, following the occurrence of that event:

          (i)    neither Party A nor Party B will be entitled to designate an
                 Early Termination Date in respect of that Transaction as a result of that event occurring;

          (ii)   payment by Party B in accordance with Part 5(3) of the Schedule will continue to constitute proper performance of its payment obligations in respect of that Transaction; and

          (iii)  Party A's obligations in respect of that Transaction or this
                 Agreement will, to the extent permitted by law, be unaffected by the occurrence of that event.

     (b)  PARTY A'S LIMITED RIGHTS IN RELATION TO TAX EVENT:

          (i)    Notwithstanding Part 1(c)(iii) of the Schedule, but subject to
                 Section 6(b)(ii), Party A may designate an Early Termination
                 Date if it is an Affected Party following a Tax Event but only if the Relevant Note Trustee has notified the parties in
                 writing that it is satisfied that all amounts owing to the
                 Relevant Noteholders will be paid in full on the date on which the Relevant Notes are to be redeemed.

          (ii)   If a Tax Event occurs where Party A is the Affected Party and
                 Party A is unable to transfer all its rights and obligations under this Agreement and each Transaction to an Affiliate
                 pursuant to Section 6(b)(ii), Party A may, at its cost,
                 transfer all its rights, powers and privileges and all its unperformed and future obligations under this Agreement and each Transaction to any person provided that:

                 (A)  each Rating Agency has confirmed in writing that the
                      transfer will not result in a reduction, qualification or
                      withdrawal of the credit ratings then assigned by them to
                      the Relevant Notes; and

                 (B)  that person has a long term credit rating assigned by each
                      Rating Agency of at least the long term credit rating
                      assigned by that Rating Agency to [ ]. as at the date of
                      this Agreement or, otherwise, the Standby Swap Provider
                      provides its written consent to the transfer.

(7)  TERMINATION:

     (a)  TERMINATION BY TRUSTEE: Party B must not designate an Early
          Termination Date without the prior written consent of the Relevant
          Note Trustee.

     (b)  TERMINATION BY THE RELEVANT NOTE TRUSTEE: If following an Event of
          Default or Termination Event, Party B does not exercise its right to terminate a Transaction, then the Relevant Note Trustee may designate an Early Termination Date in relation to that Transaction as if it were a party to this Agreement.

     (c)  TERMINATION PAYMENTS BY PARTY B: Notwithstanding Section 6(d)(ii), any
          amount calculated as being due by Party B in respect of any Early
          Termination Date under Section 6(e) will be payable on the Monthly
          Distribution Date immediately following the date that such amount would otherwise be payable under Section 6(d)(ii) (or will be payable on that date if that date is a Monthly Distribution Date) except to the extent that such amount may be satisfied from an earlier distribution under the Security Trust Deed or the payment of an upfront premium in respect of a Replacement Currency Swap in accordance with Part 5(17)(b).

     (d)  TRANSFERS TO AVOID TERMINATION: Section 6(b)(ii) is amended as follows:

          (i)  The following sentence is added at the end of the second paragraph:

               "However, if Party A is that other party it must, if so requested by the Manager, use reasonable efforts (which will not require
               Party A to incur a loss, excluding immaterial, incidental
               expenses) to make such a transfer to an Affiliate provided the
               Rating Agencies have given prior written confirmation to the
               Manager that such a transfer will not result in a reduction, qualification or withdrawal of the credit ratings then assigned by them to the Relevant Notes."

          (ii) The third paragraph is deleted and replaced with the following:

               "Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld:

               (1)  where the other party is Party A, if Party A's policies in effect at such time would permit it to enter into
                    transactions with the transferee on the terms proposed; or

               (2)  where the other party is Party B, if the Rating Agencies have confirmed in writing that such transfer will not result in a reduction, qualification or withdrawal of the credit
                    ratings then assigned by them to the Relevant Notes.

     (e)  NOTICE OF EVENT OF DEFAULT. For the purposes of Section 6(a) and (b):

          (i)  Party A may only provide a notice specifying an Event of Default to Party B as the Defaulting Party and may only designate an
               Early Termination Date following a Termination Event where Party
               A or Party B (or both) is the Affected Party or the Burdened
               Party; and

          (ii) the Standby Swap Provider may not issue a notice specifying an
               Event of Default or designating an Early Termination Date (except as Party A on or after the Novation Date).

(8)  NO SET-OFF: Section 6(e) is amended by deleting the last sentence of the first paragraph.

(9)  TRANSFER: Section 7 is replaced with:

     7.   ESSENTIAL TERM: TRANSFER

     (a)  Neither the interests nor the obligations of any party in or under this Agreement (including any Transaction) are capable of being assigned or transferred (whether at law, in equity or otherwise), charged or the subject of any trust (other than the Series Trust or the trusts created pursuant to the Credit Support Document in relation to Party B) or other fiduciary obligation. Any action by a party which purports to do any of these things is void.

     (b)  Nothing in this Section 7:

          (i)    restricts a transfer by a party after the other parties have agreed to the variation of this Agreement in accordance with
                 Part 5(20) to the extent necessary to permit such transfer;

          (ii)   restricts a novation of the interests and obligations of a party in or under this Agreement (including any Transaction)
                 for the purposes of giving effect to a transfer under Section
                 6(b)(ii);

          (iii)  restricts a transfer by a party of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e);

          (iv)   restricts a transfer by Party B or the Manager to a Substitute
                 Trustee or Substitute Manager, respectively, in accordance with the Master Trust Deed;

          (v)    restricts Party B from granting security over a Transaction or this Agreement pursuant to any Credit Support Document in
                 relation to Party B; or

          (vi)   limits Parts 5(6)(b)(ii), 5(22), 5(23), 5(24) or 5(25).

     (c)  Each party acknowledges that the other party enters into this
          Agreement and each Transaction on the basis that this Section 7 must be strictly observed and is essential to the terms of this Agreement
          (including each Transaction)."

(10) FACSIMILE TRANSMISSION: In Section 12:

     (a)  delete Section 12(a)(ii); and

     (b)  replace Section 12(a)(iii) with:

          (iii)  if sent by facsimile transmission:

                 (A)  in the case of any notice or other communication pursuant to Parts 5(23), (24) or (25), on the date that
                      transmission is received by a responsible employee of the
                      recipient in legible form (it being agreed that the burden of proving receipt will be on the sender and will not be
                      met by a transmission report generated by the sender's
                      facsimile machine); or

                 (B)  otherwise, on the date a transmission report is produced by the machine from which the facsimile was sent which
                      indicates that the facsimile was sent in its entirety to
                      the facsimile number of the recipient notified for the
                      purpose of this Section unless the recipient notifies the
                      sender within one Business Day of the facsimile being sent that the facsimile was not received in its entirety in
                      legible form;".

(11) DEFINITIONS

     In this Agreement, unless the contrary intention appears:

     (a)  MASTER TRUST DEED: subject to Part 5(11)(h), unless defined in this
          Agreement words and phrases defined in the Master Trust Deed and the
          Series Supplement have the same meaning in this Agreement. Subject to
          Part 5(11)(h), where there is any inconsistency in a definition between this Agreement (on the one hand) and the Master Trust Deed or the Series Supplement (on the other hand), this Agreement prevails.
          Where there is any inconsistency in a definition between the Master
          Trust Deed (on the one hand) and the Series Supplement (on the other hand), the Series Supplement prevails over the Master Trust Deed in respect of the Series Trust. Where words or phrases used but not defined in this Agreement are defined in the Master Trust Deed in relation to a Series Trust (as defined in the Master Trust Deed) such words or phrases are to be construed in this Agreement, where necessary, as being used only in relation to the Series Trust;

     (b)  TRUSTEE CAPACITY:

          (i)  a reference to Party B is a reference to Party B in its capacity as trustee of the relevant Series Trust only, and in no other capacity; and

          (ii) a reference to the undertaking, assets, business or money of
               Party B is a reference to the undertaking, assets, business or money of Party B in the capacity referred to in paragraph
               11(b)(i) only;

     (c)  DEFINITIONS: in Section 14:

          (i)  replace the definitions of "AFFECTED TRANSACTIONS" and "LOCAL
               BUSINESS DAY" with the following:

               "AFFECTED TRANSACTIONS" means, with respect to a Termination
               Event, all Transactions."

               "LOCAL BUSINESS DAY" has the same meaning as "BUSINESS DAY"."

          (ii) insert the following new definitions:

               "BBSW" or "AUD-BBR-BBSW" in relation to a Calculation Period means the rate appearing at approximately 10.00 am Sydney time on the Reset Date for that Calculation Period on the Reuters Screen page "BBSW" as being the average of the mean buying and selling rates appearing on that page for a bill of exchange having a tenor of three months . If:

               (a)  on that Reset Date fewer than 4 banks are quoted on the
                    Reuters Screen page "BBSW"; or

               (b)  for any other reason the rate for that day cannot be
                    determined in accordance with the foregoing procedures,

               then "BBSW" or "AUD-BBR-BBSW" means such rate as is specified by the Calculation Agent having regard to comparable indices then available.

               "[     ]/CBA ISDA MASTER AGREEMENT" means the ISDA Master
               Agreement Amendment Agreement dated on or about the date of this

               Agreement between [ ] and CBA, as amended from time to time.

               "CREDIT SUPPORT ANNEX" means the Credit Support Annex to be executed in the form substantially as annexed to this Agreement.

               "INCONVERTIBILITY EVENT" means any event beyond the control of
               CBA that makes it impossible for CBA to convert to U.S. Dollars through customary legal channels an amount of Australian Dollars sufficient to fulfil CBA's obligations under this Agreement and each Transaction.

               "JOINT RATINGS" means the highest possible jointly supported short term credit rating or long term credit rating, as
               applicable, that can be determined in relation to Party A and the
               Standby Swap Provider by Moody's, S&P and Fitch in accordance with Moody's, S&P's and Fitch's respective approaches to jointly supported obligations provided that if either Party A or the
               Standby Swap Provider has a long term credit rating of less than
               BBB from S&P the Joint Ratings from S&P will be the credit ratings of the other party.

               "MASTER TRUST DEED" means the Master Trust Deed dated 8 October
               1997 between Party B and the Manager, as amended from time to time.

               "NOVATION DATE" means the date upon which the obligations of
               [      ] as Party A under this Agreement and each Transaction are novated to the Standby Swap Provider pursuant to Part 5(24)(c).

               "PRESCRIBED RATING PERIOD" means in relation to the Joint Ratings determined by the Rating Agencies:

               (a)  a period of 30 Business Days from the date of determination of the relevant credit rating where any Joint Rating
                    immediately after that determination is less than the
                    relevant Prescribed Rating but greater than or equal to a
                    short term credit rating of A-1 by S&P and long term credit ratings of A- by S&P, A3 by Moody's and A- by Fitch, as the case may be; and

               (b)  a period of 5 Business Days from the date of determination of the relevant credit rating where any Joint Rating
                    immediately after that determination is less than a short
                    term credit rating of A-1 by S&P or less than a long term
                    credit rating of A- by S&P, A3 by Moody's and A- by Fitch.

               "PRESCRIBED RATINGS" means a short term credit rating of A-1+ by
               S&P or a long term credit rating of AA- by S&P and long term credit ratings of AA- by Fitch and A2 by Moody's.

               "QUARTERLY DISTRIBUTION DATE" has the meaning given in Section
               16.

               "RELEVANT CALCULATION AMOUNT" has the meaning given in Section
               16.

               "RELEVANT NOTES" has the meaning given in Section 16.

               "RELEVANT NOTE TRUSTEE" has the meaning given in Section 16.

               "RELEVANT NOTEHOLDERS" has the meaning given in Section 16.

               "SCHEDULED MATURITY DATE" has the meaning given in Section 16.

               "SECURITY TRUST DEED" has the meaning given in Section 16.

               "SERIES SUPPLEMENT" has the meaning given in Section 16.

               "SERIES TRUST" has the meaning given in Section 16.

     (d)  INTERPRETATION:

          (i)    references to time are references to Sydney time;

          (ii)   a reference to "WILFUL DEFAULT" in relation to Party B means, subject to Part 5(11)(d)(iii) of this Schedule, any wilful failure by Party B to comply with, or wilful breach by Party B of, any of its obligations under any Transaction Document, other than a failure or breach which:

                 A.   (1)  arises as a result of a breach of a Transaction
                           Document by a person other than:

                           (a)  Party B; or

                           (b)  any other person referred to in Part 5(11)(d)
                                (iii) of this Schedule; and

                      (2)  the performance of the action (the non- performance
                           of which gave rise to such breach) is a precondition
                           to Party B performing the said obligation;

                 B.   is in accordance with a lawful court order or direction or required by law; or

                 C.   is in accordance with any proper instruction or direction
                      of the Investors given at a meeting convened under the
                      Master Trust Deed;

          (iii)  a reference to the "FRAUD", "NEGLIGENCE" or "WILFUL DEFAULT" of
                 Party B means the fraud, negligence or wilful default of Party
                 B and of its officers, employees, agents and any other person where Party B is liable for the acts or omissions of such other person under the terms of any Transaction Document;

          (iv)   a reference to "NEITHER PARTY" will be construed as a reference to "NO PARTY"; and

          (v)    a reference to "OTHER PARTY" will be construed as a reference to "OTHER PARTIES".

     (e)  ISDA DEFINITIONS: The 1991 ISDA Definitions (as published by the
          International Swaps and Derivatives Association, Inc ("ISDA")), as
          supplemented by the 1998 Supplement to the 1991 ISDA Definitions (as
          published by ISDA) (the "1991 ISDA DEFINITIONS") as at the date of this Agreement are incorporated into this Agreement and each
          Confirmation.

     (f)  INCONSISTENCY: Subject to Part 5(11)(a), unless specified otherwise, in the event of any inconsistency between any two or more of the following documents in respect of a Transaction they will take precedence over each other in the following order in

          respect of that Transaction:

          (i)    any Confirmation;

          (ii)   this Schedule and Section 13 ("Elections and Variables") of the
                 Credit Support Annex (as applicable);

          (iii)  the 1991 ISDA Definitions; and

          (iv)   the printed form of the 1992 ISDA Master Agreement and the printed form of the ISDA Credit Support Annex which form part of this Agreement.

     (g)  SWAP TRANSACTION: Any reference to a:

          (i)    "SWAP TRANSACTION" in the 1991 ISDA Definitions is deemed to be a reference to a "TRANSACTION" for the purpose of interpreting this Agreement or any Confirmation; and

          (ii)   "TRANSACTION" in this Agreement or any Confirmation is deemed to be a reference to a "SWAP TRANSACTION" for the purpose of interpreting the 1991 ISDA Definitions.

     (h)  INCORPORATED DEFINITIONS AND OTHER TRANSACTION DOCUMENTS AND
          PROVISIONS: Where in this Agreement a word or expression is defined by reference to its meaning in another Transaction Document or there is a reference to another Transaction Document or to a provision of another
          Transaction Document, any amendment to the meaning of that word or expression or to that other Transaction Document or provision (as the case may be) will be of no effect for the purposes of this Agreement unless and until the amendment is consented to by the parties to this
          Agreement.

(12) LIMITATION OF LIABILITY: Insert the following as Sections 15 and 16, after
     Section 14:

     15.  PARTY B'S LIMITATION OF LIABILITY

          (a)  (LIMITATION ON PARTY B'S LIABILITY): Party B enters into this
               Agreement only in its capacity as trustee of the relevant Series
               Trust and in no other capacity. A liability incurred by Party B acting in its capacity as trustee of the relevant Series Trust arising under or in connection with this Agreement is limited to and can be enforced against Party B only to the extent to which it can be satisfied out of the Assets of that Series Trust out of which Party B is actually indemnified for the liability. This limitation of Party B's liability applies despite any other provision of this Agreement (other than Section 15(c)) and extends to all liabilities and obligations of Party B in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this Agreement.

          (b)  (CLAIMS AGAINST PARTY B): The parties other than Party B may not sue Party B in respect of liabilities incurred by Party B acting in its capacity as trustee of a Series Trust in any other
               capacity other than as trustee of that Series Trust, including seeking the appointment of a receiver (except in relation to
               Assets of that Series Trust), or a liquidator, or an
               administrator, or any similar person to Party B or prove in any liquidation, administration or similar arrangements of or
               affecting Party B (except in relation to the Assets of that
               Series Trust).

          (c)  (BREACH OF TRUST): The provisions of this Section 15 will not apply to any obligation or liability of Party B to the extent that it is not satisfied because under the Master Trust Deed, the corresponding Series Supplement or any other corresponding
               Transaction Document or by operation of law there is a reduction in the extent of Party B's indemnification out of the Assets of the relevant Series Trust, as a result of Party B's fraud, negligence or wilful default.

          (d)  (ACTS OR OMISSIONS): It is acknowledged that the Relevant Parties are responsible under the corresponding Transaction Documents for performing a variety of obligations relating to the relevant
               Series Trust. No act or omission of Party B (including any related failure to satisfy its obligations or any breach of representation or warranty under this Agreement) will be
               considered fraudulent, negligent or a wilful default of Party B for the purpose of paragraph (c) of this Section 15 to the extent to which the act or omission was caused or contributed to by any failure by any such Relevant Person or any other person appointed by Party B under such a Transaction Document (other than a person whose acts or omissions Party B is liable for in accordance with any such Transaction Document) to fulfil its obligations relating to the relevant Series Trust or by any other act or omission of the Manager or the Servicer or any other such person.

          (e)  (NO OBLIGATION): Party B is not obliged to enter into any commitment or obligation under this Agreement or any Transaction
               Document (including incur any further liability) unless Party B's liability is limited in a manner which is consistent with this
               Section 15 or otherwise in a manner satisfactory to Party B in its absolute discretion.

     16.  SEGREGATION

          Party B will enter into each Transaction as trustee of a Series Trust.
          Each Confirmation in relation to a Transaction must specify the name of the Series Trust to which the Transaction relates. Notwithstanding anything else in this Agreement, but without limiting the generality of Section 15, the provisions of this Agreement (including, without limitation, the Credit Support Annex) shall have effect severally in respect of each Series Trust and shall be enforceable by or against
          Party B in its capacity as trustee of the relevant Series Trust as though a separate Agreement applied between Party A, Party B (in its capacity as trustee of the Series Trust specified in the relevant
          Confirmation), the Manager and the Standby Swap Provider for each of
          Party B's said several capacities, to the intent that (inter alia):

          (a)  (REFERENCES TO PARTY B): unless the context indicates a contrary intention, each reference to "Party B" in this Agreement shall be construed as a several reference to Party B in its respective capacities as trustee of each Series Trust;

          (b)  (SEPARATE AGREEMENTS): this Master Agreement including, without limitation, this Schedule and the Credit Support Annex together with each Confirmation relating to a particular Series Trust will form a single separate agreement between Party A, the Manager, the Standby Swap Provider and Party B in its capacity as trustee of that Series Trust and references to the respective obligations
               (including references to payment obligations generally and in the context of provisions for the netting of payments and the
               calculation of amounts due on early termination) of Party A, the
               Manager, the Standby Swap Provider or Party B shall be

               construed accordingly as a several reference to each mutual set of obligations arising under each such separate agreement between
               Party A, the Manager, the Standby Swap Provider and Party B in
               its several capacity as trustee of the relevant Series Trust;

          (c)  (REPRESENTATIONS): representations made and agreements entered by the parties under this Agreement are made and entered severally by Party B in its respective capacities as trustee of each Series
               Trust and in respect of the relevant Series Trust and may be enforced by Party B against Party A, the Manager or the Standby
               Swap Provider severally in Party B's said several capacities (and by Party A, the Manager or the Standby Swap Provider against
               Party B in Party B's said several capacities);

          (d)  (TERMINATION): rights of termination, and obligations and entitlements consequent upon termination, only accrue to Party A against Party B severally in Party B's respective capacities as trustee of each Series Trust, and only accrue to Party B against
               Party A severally in Party B's said several capacities;

          (e)  (EVENTS OF DEFAULT AND TERMINATION EVENTS): without limiting
               Section 15, the occurrence of an Event of Default or Termination
               Event in respect of one Series Trust shall not in itself
               constitute an Event of Default or Termination Event in respect of any other Series Trust; and

          (f)  (DEFINITIONS):

               (i)    the term "SERIES TRUST":

                      (A)  in this Section 16, means each Series Trust (as
                           defined in the Master Trust Deed) specified or to be
                           specified, as the context requires, as the relevant
                           Series Trust in the Confirmation for a Transaction;
                           and

                      (B)  elsewhere in this Agreement, means each such Series
                           Trust severally in accordance with the preceding
                           provisions of this Section 16;

               (ii)   the term "TRANSACTION":

                      (A)  in this Section 16, means each Transaction governed
                           by this Agreement; and

                      (B)  elsewhere in this Agreement, means each such
                           Transaction entered into by the trustee as Trustee of
                           the relevant Series Trust;

               (iii)  the term "AGREEMENT":

                      (A)  in this Section 16, and elsewhere if so specified,
                           means this Master Agreement, including, without
                           limitation, this Schedule and the Credit Support
                           Annex, and all Confirmations governed by this Master
                           Agreement; and

                      (B)  elsewhere, unless specified otherwise, means the
                           separate agreement referred to in Section 16(b) in

                           respect of each particular Series Trust;

               (iv)   the terms "QUARTERLY DISTRIBUTION DATE", "RELEVANT
                      CALCULATION AMOUNT", "RELEVANT NOTE TRUSTEE", "RELEVANT
                      NOTES", "RELEVANT NOTEHOLDERS", "SCHEDULED MATURITY DATE",
                      "SECURITY TRUST DEED" and "SERIES SUPPLEMENT" in this
                      Agreement to the extent that it applies in relation to a
                      Series Trust have the respective meanings given to them in the Confirmations for the Transactions of that Series
                      Trust."

(13) FURTHER ASSURANCES: Each party will, upon request by the other party (the
     "REQUESTING PARTY") at the expense of the requesting party, perform all such acts and execute all such agreements, assurances and other documents and instruments as the requesting party reasonably requires (and, in the case of Party B, are within the powers granted to Party B under the Master
     Trust Deed) to assure and confirm the rights and powers afforded, created or intended to be afforded or created, under or in relation to this
     Agreement and each Transaction or other dealing which occurs under or is contemplated by it.

(14) PROCEDURES FOR ENTERING INTO TRANSACTIONS

     (a)  With respect to each Transaction entered into pursuant to this
          Agreement and for the purposes of Section 9(e)(ii), Party A will, by or promptly after the relevant Trade Date, send Party B, the Standby
          Swap Provider and the Manager a Confirmation substantially in the form set out in Annexure 1 (or in such other form as may be agreed between
          Party A, Party B, the Standby Swap Provider and the Manager), and
          Party B, the Standby Swap Provider and the Manager must promptly then confirm the accuracy of and sign and return, or request the correction of, such Confirmation; and

     (b)  Party B will enter into each Transaction in its capacity as trustee of the Series Trust.

(15) AUTHORISED OFFICER: Each party will be entitled to assume, in the absence of any knowledge to the contrary, that any Confirmation, notice or other written communication, which is issued in respect of this Agreement and which is purported to be signed on behalf of another party by a person specified in the certificate provided by that other party under Part 3(b), is authorised by that other party.

(16) RECORDED CONVERSATIONS: Each party:

     (a)  consents to the electronic recording of its telephone conversations with the other party (or any of its associated persons) with or without the use of an automatic tone warning device;

     (b)  will provide transcripts of such recordings (if any) upon reasonable request by the other party (at the reasonable cost of the party requesting); and

     (c)  acknowledges that neither is obligated to maintain copies of such recordings and transcripts for the benefit of the other party.

(17) REPLACEMENT CURRENCY SWAP AGREEMENT:

     (a)  If any Transaction under this Agreement is terminated prior to the day upon which the Relevant Notes are redeemed in full, Party B may, at the direction of the Manager, enter into one or more currency swaps which replace that Transaction (collectively a "REPLACEMENT CURRENCY
          SWAP") provided that:

          (i)  the Rating Agencies confirm in writing that the entry into the
               Replacement Currency Swap by Party B does not result in a
               reduction, qualification or withdrawal of the credit ratings then assigned by them to the Relevant Notes; and

          (ii) the liability of Party B under the Replacement Currency Swap is limited to at least the same extent that its liability is limited under that Transaction.

     (b)  If Party B enters into a Replacement Currency Swap pursuant to paragraph (a) and a Settlement Amount is payable by Party B to Party A upon termination of the Transaction referred to in Part 5(17)(a),
          Party B must direct the Replacement Currency Swap provider to pay any upfront premium to enter into the Replacement Currency Swap due to
          Party B directly to Party A in satisfaction of and to the extent of
          Party B's obligation to pay the Settlement Amount to Party A, and to the extent such premium is not greater than or equal to the Settlement
          Amount, the balance may be satisfied by Party B as an Expense.

     (c)  If Party B enters into a Replacement Currency Swap pursuant to paragraph (a) and a Settlement Amount is payable by Party A to Party B upon termination of the Transaction referred to in Part 5(17)(a),
          Party B may direct Party A to pay that amount to the Replacement
          Currency Swap provider in satisfaction of or towards and to the extent of Party B's obligation (if any) to pay an upfront premium to the
          Replacement Currency Swap provider to enter into the Replacement
          Currency Swap.

     (d)  The obligations of Party B (and the rights of Party A) under this Part
          5(17) will survive the termination of this Agreement.

(18) KNOWLEDGE OR AWARENESS: Subject to Section 12(a), each party will only be considered to have knowledge or awareness of, or notice of, a thing or grounds to believe anything by virtue of the officers of that party or any
     Related Body Corporate of that party which have the day to day responsibility for the administration or management of that party's (or a
     Related Body Corporate of that party's) obligations in relation to the
     Series Trust or the Transactions entered into under this Agreement having actual knowledge, actual awareness or actual notice of that thing, or grounds or reason to believe that thing (and similar references will be interpreted in this way).

(19) RESTRICTIONS ON PARTY B'S RIGHTS: Party B must at all times act in accordance with the instructions of the Manager in relation to this
     Agreement.

(20) AMENDMENT TO THIS AGREEMENT: None of Party A, Party B, the Standby Swap
     Provider or the Manager may amend this Agreement unless the Rating Agencies have confirmed in writing that the proposed amendment will not result in a reduction, qualification or withdrawal of the credit ratings then assigned by them to the Relevant Notes.

(21) APPOINTMENT OF MANAGER: Party B hereby exclusively appoints the Manager as its attorney to act on Party B's behalf and exercise all rights and powers of Party B with respect to this Agreement. Without limiting the generality of the foregoing, the Manager may issue and receive on behalf of Party B all notices, certificates and other communications to or by Party A under this Agreement until such time as Party B serves written notice on Party A of the revocation of the Manager's authority to act on behalf of Party B in accordance with this Part 5(21) of the Schedule.

(22) RATINGS DOWNGRADE:

     (a)  (DOWNGRADE): If, as a result of the reduction or withdrawal of the credit rating of

          Party A or the Standby Swap Provider a Joint Rating is less than the relevant Prescribed Rating, Party A must by the expiry of the
          Prescribed Rating Period in relation to the credit ratings assigned by the Rating Agencies to Party A and the Standby Swap Provider at that time (or such greater period as is agreed to in writing by each relevant Rating Agency), at its cost alone and at its election:

          (i)    provided that the short term Joint Rating by S&P is greater than or equal to A-1 or the long term Joint Rating by S&P is greater than or equal to A- and the long term Joint Rating by
                 Fitch is greater than or equal to A-, lodge collateral in
                 accordance with the Credit Support Annex in an amount equal to the Collateral Amount as defined in Part 5 (22)(b); or

          (ii)   enter into, and procure that the Standby Swap Provider enters into, an agreement novating Party A's and/or the Standby Swap
                 Providers' rights and obligations under this Agreement and each
                 Transaction to a replacement counterparty acceptable to the
                 Manager and the Standby Swap Provider and which the Rating
                 Agencies confirm in writing will not result in a reduction, qualification or withdrawal of the credit ratings then assigned by them to the Relevant Notes; or

          (iii)  enter into, or procure that the Standby Swap Provider enters into, such other arrangements in respect of each Transaction which the Rating Agencies confirm in writing will not result in a reduction, qualification or withdrawal of the credit ratings then assigned by them to the Relevant Notes.

          Notwithstanding that Party A has elected to satisfy its obligations pursuant to this Part 5(22)(a) in a particular manner, it may subsequently and from time to time vary the manner in which it satisfies its obligations pursuant to this Part 5(22)(a) (but will not be entitled to any additional grace period in relation to such a variation).

     (b)  (COLLATERAL AMOUNT): For the purpose of this Part 5(22) the Collateral
          Amount will be an amount equal to the greater of the following:

          (i)    zero;

          (ii)   CCR; and

          (iii)  an amount acceptable to Moody's and Fitch and sufficient to maintain the credit rating assigned to the Relevant Notes by
                 Moody's and Fitch immediately prior to the review of the Joint
                 Rating.

          Where:

          CCR = CR x 1.030

          CR = MTM + VB

          MTM means the aggregate mark-to-market value (whether positive or negative) of each Transaction determined in accordance with Part
          5(22)(c) no earlier than 3 Business Days prior to the date that the
          Collateral Amount is lodged.

          VB means the volatility buffer, being the value calculated by multiplying the Relevant Calculation Amount as at the most recent
          Distribution Date by the relevant percentage obtained from the following table:

------------------------------------------------------------------------------------------
PARTY A'S AND THE     WHERE THE PERIOD       WHERE THE PERIOD        WHERE THE PERIOD
STANDBY SWAP          BETWEEN THE DATE OF    BETWEEN THE DATE OF     BETWEEN THE DATE OF
PROVIDER'S JOINTLY    RECALCULATION AND THE  RECALCULATION AND THE   RECALCULATION AND THE
SUPPORTED LONG TERM   SCHEDULED MATURITY     SCHEDULED MATURITY      SCHEDULED MATURITY
CREDIT RATING BY S&P  DATE IS LESS THAN OR   DATE IS GREATER THAN 5  DATE IS GREATER THAN
                      EQUAL TO 5 YEARS       YEARS AND LESS THAN OR  10 YEARS
                                             EQUAL TO 10 YEARS
------------------------------------------------------------------------------------------

A+                    1.05                   1.75                    3.0
------------------------------------------------------------------------------------------
A                     1.35                   2.45                    4.5
------------------------------------------------------------------------------------------
A-                    1.5                    3.15                    6
------------------------------------------------------------------------------------------

     (c)  (MARK TO MARKET VALUE): Party A must calculate the mark-to-market value of each Transaction by obtaining 2 bids from counterparties with the Prescribed Ratings willing to provide each Transaction in the absence of Party A. The mark-to-market value may be a positive or a negative amount. A bid has a negative value if the payment to be made is from the counterparty to Party A and has a positive value if the payment to be made is from Party A to the counterparty. The mark-to-market value is the higher of the bids (on the basis that any bid of a positive value is higher than any bid of a negative value).

     (d)  (RECALCULATION): Party A must recalculate the Collateral Amount
          (including the CCR and the mark-to-market value) on each Valuation
          Date. If:

          (i)  the Value on such Valuation Date of all Posted Credit Support held by the Secured Party is less than the recalculated
               Collateral Amount, the difference is the Delivery Amount in relation to that Valuation Date; or

          (ii) the Value on such Valuation Date of all Posted Credit Support held by the Secured Party is greater than the recalculated
               Collateral Amount, the difference is the Return Amount in
               relation to that Valuation Date.

     (e)  (DEFINITIONS): For the purposes of this Part 5(22) "Delivery Amount",
          "Posted Credit Support", "Return Amount", "Secured Party", "Value" and
          "Valuation Date" have the same meaning as in the Credit Support Annex.

(23) TRANSFER: Notwithstanding the provisions of Section 7, [     ] as Party A
     may transfer all its rights powers and privileges and all its unperformed and future obligations under this Agreement and each Transaction to any of its Affiliates ("TRANSFEREE") by delivering to the Standby Swap Provider,
     Party B and the Manager a notice expressed to be given under this provision
     signed by both [      ] as Party A and the Transferee. Upon delivery of
     those documents to Party B:

     (a)  (PARTY A'S RIGHTS TERMINATE): [      ]'s rights powers privileges and
          obligations as Party A under this Agreement and each Transaction terminate;

     (b)  (TRANSFER AND ASSUMPTION): [       ] will be taken to have transferred
          its rights powers and privileges under this Agreement and each
          Transaction to the Transferee and the Transferee will be taken to have assumed obligations equivalent to those Party A had under this
          Agreement and each Transaction;

     (c)  (RELEASE): Party B will be taken to have released [      ] as Party A
          from all its unperformed and future obligations under this Agreement and each Transaction; and

     (d)  (DOCUMENTS): this Agreement and the Confirmation relating to each
          Transaction shall be construed as if the Transferee was a party to it
          in place of [      ] as Party A.

     A Transferee may utilise this provision as Party A. A transfer under this
     Part 5(23) will be of no force or effect until each Rating Agency confirms in writing that such transfer will not result in a reduction, qualification or withdrawal of the credit ratings then assigned by them to the Relevant Notes and until the Standby Swap Provider has given its written consent to such a transfer (such consent not to be withheld if the
     Transferee is willing to enter into collateral arrangements between the
     Transferee and the Standby Swap Provider on substantially the same terms as
     have been agreed between [      ] and the Standby Swap Provider in the
     [      ]/CBA ISDA Master Agreement).

(24) STANDBY SWAP PROVIDER:

     (a)  (COMMITMENT): Notwithstanding any other provision in this Agreement to the contrary, if [ ] as Party A fails to:

          (i)    make, when due, any payment required to be made by it to Party
                 B under a Transaction; or

          (ii)   comply with any obligation under Part 5(22) within the required period,

          then:

          (iii)  as soon as practicable following such failure but, in relation to a failure to pay under a Transaction, in any event no later than 11.00 am (New York time) on the due date for such payment or, in relation to a failure to comply with an obligation under
                 Part 5(22), no later than the Business Day following the due date for compliance with such obligation, Party B must notify
                 [        ] as Party A and the Standby Swap Provider in writing
                 of such failure and:

                 (A)  the amount of the defaulted payment and the basis of
                      calculation of the defaulted payment; or

                 (B)  details of the failure to comply with the obligation under
                      Part 5(22), as the case may be; and

          (iv)   as soon as reasonably practicable after its receipt of such notice (and in any event, in relation to a failure to pay under a Transaction, no later than 1.30 pm (New York time) on the due date for such payment, and, in relation to a failure to comply with an obligation under Part 5(22), no later than 3 Business
                 Days after the failure to comply with such obligation,
                 provided, in each case, that notice has been given by Party B by the required times in accordance with Part 5(24)(a)(iii))
                 the Standby Swap Provider must:

                 (A)  in relation to a failure to pay under a Transaction, pay to Party B the amount then owing by [ ] as Party A to
                      Party B under that Transaction by depositing such amount
                      into the Collections Account in cleared funds; and

                 (B)  in relation to a failure to comply with an obligation under Part 5(22), satisfy the obligations of [ ] as Party
                      A under Part 5(22); and

          (v)    Party B acknowledges that a payment made by the Standby Swap
                 Provider in full compliance with Part 5(24)(a)(iv)(A) will fully satisfy and discharge the obligation of Party A to make that payment.

     (b)  (REIMBURSEMENT): If on any day the Standby Swap Provider:

          (i)    makes a payment pursuant to Part 5(24)(a)(iv)(A), [      ] as
                 Party A must by 2.00 pm (New York time) on the next following
                 Business Day (or such other time as the Standby Swap Provider may agree in writing) pay to the Standby Swap Provider an
                 amount equal to that payment by depositing such amount into the account which the Standby Swap Provider nominates for this purpose in cleared funds; or

          (ii)   satisfies the obligations of [      ] as Party A pursuant to
                 Part 5(24)(a)(iv)(B), [ ] as Party A must:

                 (A)  within 3 Business Days, fulfill its obligations under Part
                      5(22) such that any collateral lodged by the Standby Swap
                      Provider pursuant to Part 5(22)(a)(i) or any other
                      arrangement made by the Standby Swap Provider pursuant to
                      Part 5(22)(a)(iii) is returned to the Standby Swap
                      Provider or will cease (but [      ] as Party A will have
                      no obligations to the Standby Swap Provider under this
                      Part 5(24)(b)(ii)(A) in relation to any novation pursuant
                      to Part 5(22)(a)(ii)); and

                 (B)  upon demand by the Standby Swap Provider, indemnify the
                      Standby Swap Provider from and against any other cost or
                      liability incurred by the Standby Swap Provider in
                      satisfying those obligations; and

          (iii)  Each of the Standby Swap Provider and Party B acknowledge that a payment made by CBA as Party A in full compliance with Part
                 5(24)(b)(i) will fully satisfy and discharge the obligation of
                 Party A to make that payment.

     (c)  (NOVATION): If:

          (i)    [      ] as Party A defaults in its payment obligations under
                 Part 5(24)(b)(i) or (b)(ii)(B) for reasons other than solely a technical, computer or similar error outside the control of
                 Party A and such default is not remedied on or before one
                 Business Day after such failure; or

          (ii)   [      ] as Party A fails to fulfill its obligations under Part
                 5(24)(b)(ii)(A), then:

          (iii)  [      ]'s rights, powers, privileges and obligations as Party
                 A under this Agreement and each Transaction terminate other than its rights, powers, privileges and obligations pursuant to
                 Part 5(24)(d) and Paragraph 13(m)(vii) of the Credit Support
                 Annex;

          (iv)   subject to Part 5(24)(c)(vi), [      ] will be taken to have
                 transferred its rights powers and privileges as Party A under this Agreement and each Transaction to the Standby Swap
                 Provider and the Standby Swap Provider will be taken to have
                 assumed obligations equivalent to those that [      ] as Party
                 A had under this Agreement and each Transaction;

          (v)    Party B and the Standby Swap Provider will be taken to have
                 released [      ]

                 as Party A from all its unperformed and future obligations under this Agreement and each Transaction other than its
                 present and future obligations pursuant to Part 5(24)(d);

          (vi)   this Agreement and the Confirmation relating to each
                 Transaction shall be construed as if the Standby Swap Provider was a party to it in place of Party A except that:

                 (A)  references to "[      ] as Party A" will not apply to the
                      Standby Swap Provider as Party A;

                 (B)  references to any jointly supported credit rating of Party
                      A and the Standby Swap Provider will be deemed to be
                      references to the relevant credit rating of the Standby
                      Swap Provider;

                 (C)  without limiting Part 5(24)(c)(vi)(A), this Part 5(24) and
                      Paragraph 13(m)(vii) of the Credit Support Annex will not
                      apply to the Standby Swap Provider as Party A;

                 (D)  the Standby Swap Provider must (if it has not already done
                      so) satisfy the obligations of Party A under Part 5(22)(a)
                      within 10 Business Days of the Novation Date on the basis
                      that any collateral lodged by [      ] as Party A or any
                      other arrangements made by [      ] as Party A pursuant to
                      Part 5(22)(a)(iii) will be returned to [      ] as Party A
                      or will cease (but such collateral will only be returned
                      and such arrangements will only cease upon compliance by
                      the Standby Swap Provider with its obligations under this
                      Part 5(24)(c)(vi)(D) and otherwise, where applicable, in
                      accordance with Paragraph 13(m)(vii) of the Credit Support
                      Annex or the terms of such arrangements).

     (d)  (TERMINATION PAYMENT): Following novation under Part 5(24)(c) [      ]
          as Party A must pay the Standby Swap Provider or the Standby Swap
          Provider must pay [      ] as Party A an amount (the "NOVATION
          SETTLEMENT AMOUNT") being:

          (i)    in the case of payment by [      ] as Party A to the Standby
                 Swap Provider, an amount equal to the amount (if any) that would be payable by Party A to Party B; and

          (ii)   in the case of payment by the Standby Swap Provider to [      ]
                 as Party A, an amount equal to the amount (if any) that would be payable by Party B to Party A,

          if each Transaction had been terminated, calculated and payable in accordance with Sections 6(d) and (e) on the basis that:

          (i)    the Novation Date is the Early Termination Date and the
                 Novation Settlement Amount is due and payable on the day that notice of the amount payable is effective;

          (ii)   the Early Termination Date has resulted from an Event of
                 Default in respect of which Party A is the Defaulting Party;

          (iii)  all calculations and determinations which would have been done by

                 Party B are done by the Standby Swap Provider and all
                 calculations and determinations that would have been done by
                 Party A are done by [      ];

          (iv)   a reference to Unpaid Amounts owing to Party B is a reference to such amounts payable by Party A to the Standby Swap Provider pursuant to Part 5(24)(b) and (e) and there are no Unpaid
                 Amounts owing to Party A;

          (v)    without limiting the foregoing, for the purposes of the
                 definition of "Market Quotation" in Section 14 each Reference
                 Market-maker would be required, upon entering into a
                 Replacement Transaction, to fulfill the obligations of Party A under Part 5(22)(a) and to comply with Section 2(d) as amended by Part (5)(1)(e); and

          (vi)   the Termination Currency is U.S. Dollars.

     (e)  (DEFAULT INTEREST): If [      ] as Party A defaults in the performance
          of any payment obligations under Part 5(24)(b) or Part 5(24)(d), it must pay interest (before as well as after judgment) on the overdue amount to the Standby Swap Provider on demand in the same currency as such overdue amount, for the period from (and including) the original due date for payment to (but excluding) the date of actual payment, at the Default Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

     (f)  (IRREVOCABLE NOTICE): If the Standby Swap Provider satisfies the
          obligations of [      ] as Party A under Part 5(24)(a)(iv)(B) by
          lodging collateral on behalf of [      ] as Party A pursuant to Part
          5(22)(a), [      ] as Party A must promptly provide an irrevocable
          notice to Party B (copied to the Standby Swap Provider) directing
          Party B that any such collateral, and any Distribution or Interest
          Amount (as those terms are defined in the Credit Support Annex) with respect to such collateral, is to be returned or paid to the Standby
          Swap Provider and not to [      ] as Party A.

(25) INCONVERTIBILITY: If prior to the Novation Date an Inconvertibility Event occurs the Standby Swap Provider's rights, powers, privileges and obligations under this Agreement and each Transaction will terminate upon the Standby Swap Provider delivering a notice expressed to be given under this provision to Party A, Party B and the Manager and Party B will be taken to have released the Standby Swap Provider from all its unperformed and future obligations under this Agreement and each Transaction. Following the delivery of such a notice in accordance with this Part 5(25), references to any jointly supported credit rating of Party A and the
     Standby Swap Provider will be deemed to references to the relevant credit rating of Party A.

ANNEXURE 1

                   FORM OF CONFIRMATION [NAME OF SERIES TRUST]

                             [LETTERHEAD OF PARTY A]

[DATE]

TO:   Perpetual Trustee Company Limited       Securitisation Advisory Services Pty. Limited
      as trustee of the Series Trust          Level 8
      Level 3                                 48 Martin Place
      39 Hunter Street                        Sydney  NSW  2000
      Sydney  NSW  2000                       AUSTRALIA
      AUSTRALIA

      ATTENTION:   Manager, Securitisation    ATTENTION: Manager, Securitisation
                   Services

      Commonwealth Bank of Australia
      Level 8
      48 Martin Place
      Sydney  NSW  2000
      AUSTRALIA

      ATTENTION:   Manager, Securitisation

CONFIRMATION - SERIES [      ] MEDALLION TRUST

The purpose of this letter is to confirm the terms and conditions of the
Transaction entered into between us on the terms specified below (the
"TRANSACTION"). This letter constitutes a "CONFIRMATION" as referred to in the
Master Agreement specified below.

This Confirmation is entered into by Perpetual Trustee Company Limited, ABN 42
000 001 007 as trustee of the Series [      ] Medallion Trust (the "SERIES
TRUST").

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA
Master Agreement dated as of [      ], as amended, novated or supplemented from
time to time (the "AGREEMENT"), between [      ]("PARTY A"), Perpetual Trustee
Company Limited, ABN 42 000 001 007 as trustee of, inter alia, the Series Trust
("PARTY B"), Securitisation Advisory Services Pty. Limited, ABN 88 064 133 946
(the "MANAGER") and Commonwealth Bank of Australia, ABN 48 123 123 124 (the
"STANDBY SWAP PROVIDER"). All provisions contained in the Agreement govern this
Confirmation except as expressly modified below.

This Confirmation incorporates the attached Definitions Schedule which forms part of, and is subject to, this Confirmation.

The terms of the particular Transaction to which this Confirmation relates are specified below:

1.  OUR REFERENCE:              [           ]

2.  TRADE DATE:                 [           ]

3.  EFFECTIVE DATE:             Issue Date in respect of the Relevant Notes

4.  TERMINATION DATE:           The earlier of:

                                (a)  the date that the Relevant Notes have been

                                     redeemed in full in accordance with the
                                     Note Conditions; and

                                (b)  the Scheduled Maturity Date.

5.  FLOATING AMOUNTS

5.1 FLOATING AMOUNTS PAYABLE
    BY PARTY A (SUBJECT TO
    PARAGRAPH 9 OF THIS
    CONFIRMATION):

    Floating Rate Payer:        Party A

    Calculation Amount:         For each Floating Rate Payer Payment Date, one
                                half of the aggregate Invested Amount of the
                                Relevant Notes as at the first day of the
                                Calculation Period ending on but excluding that
                                Floating Rate Payer Payment Date

    Floating Rate Payer
    Payment Dates:              Each Quarterly Distribution Date during the
                                period commencing on and including [      ] and
                                ending on and including the Termination Date,
                                subject to adjustment in accordance with the
                                Following Business Day Convention

    Floating Rate Option:       USD-LIBOR-BBA (except that references to "London
                                Banking Days" in section 7.1(ag)(ii) and (iv) of
                                the 1998 Supplement to the 1991 ISDA Definitions
                                will be replaced with references to "Banking
                                Days" as that expression is defined in the Note
                                Conditions)

    Designated Maturity:        Three months (except that Linear Interpolation
                                using three and four months will apply in
                                respect of the first Calculation Period)

    Spread:                     In respect of:

                                (a)  Floating Rate Payer Payment Dates on or
                                     prior to [      ] (or if that day is not a
                                     Business Day, the next following Business
                                     Day), [      ]; and

                                (b)  Floating Rate Payer Payment Dates after
                                     [      ] (or if that day is not a Business
                                     Day, the next following Business Day),
                                     [      ].

    Floating Rate Day Count
    Fraction:                   Actual/360

    Reset Dates:                The first day of each Calculation Period

    Compounding:                Inapplicable

    Class A-1 Unpaid Coupon
    Amount:                     On each Floating Rate Payer Payment Date, Party
                                A will pay to Party B an amount calculated as
                                follows:

                                                LIBOR
                                $USUC = $AUC x ------- x USExchangeRate
                                                BBSW

                                where:

                                $US UC = the amount to be paid by Party A;

                                $AUC   = the A$ Class A-1 Unpaid Interest
                                         Payment in relation to the Quarterly
                                         Distribution Date which is the same day
                                         as that Floating Rate Payer Payment
                                         Date;

                                LIBOR  = the Floating Rate Option under this
                                         paragraph 5.1 in respect of the Reset
                                         Date which is the same day as that
                                         Floating Rate Payer Payment Date;

                                BBSW   = the Floating Rate Option under
                                         paragraph 5.2 in respect of the Reset
                                         Date which is the same day as that
                                         Floating Rate Payer Payment Date.

5.2 FLOATING AMOUNTS PAYABLE
    BY PARTY B (SUBJECT TO
    PARAGRAPH 9 OF THIS
    CONFIRMATION):

    Floating Rate Payer:        Party B

    Calculation Amount:         For each Floating Rate Payer Payment Date, the
                                A$ Equivalent of one half of the aggregate
                                Invested Amount of the Relevant Notes as at the
                                first day of the Calculation Period ending on
                                but excluding that Floating Rate Payer Payment
                                Date

    Floating Rate Payer
    Payment Dates:              Each Quarterly Distribution Date during the
                                period commencing on and including the Effective
                                Date and ending on and including the Termination
                                Date, subject to adjustment in accordance with
                                the Following Business Day Convention

    Floating Rate Option:       AUD-BBR-BBSW

    Designated Maturity:        three months (except that Linear Interpolation
                                usingthree andfour months will apply in respect
                                of the first Calculation Period)

    Spread:                     In respect of:

                                (a)  Floating Rate Payer Payment Dates on or
                                     prior to [      ] (or if that day is not a
                                     Business Day, the next following Business
                                     Day), [      ]; and

                                (b)  Floating Rate Payer Payment Dates after
                                     [      ] (or if that day is not a Business
                                     Day, the next following Business Day),
                                     [      ].

    Floating Rate Day Count
    Fraction:                   Actual/365 (Fixed)

    Reset Dates:                The first day of each Calculation Period

    Compounding:                Inapplicable

    A$ Class A-1 Unpaid
    Interest Amount:            On each Floating Rate Payer Payment Date Party B
                                will pay to Party A the A$ Class A-1 Unpaid
                                Interest Payment in relation to the Quarterly
                                Distribution Date which is the same day as that
                                Floating Rate Payer Payment Date.

6.  EXCHANGES

6.1 INITIAL EXCHANGE:

    Initial Exchange Date:      Issue Date

    Party A Initial Exchange
    Amount:                     The A$ Equivalent of the Party B Initial
                                Exchange Amount, being A$[       ]

    Party B Initial Exchange
    Amount:                     One half of the Initial Invested Amount of the
                                Relevant Notes on the Issue Date, being US$
                                [      ] Notwithstanding Section 2(a)(ii) of the
                                Agreement, Party A must pay the Party A Initial
                                Exchange Amount to Party B by 4.00pm (Sydney
                                time) on the Initial Exchange Date and Party B
                                must pay Party A the Party B Initial Exchange
                                Amount by 4.00pm (New York time) on the Initial
                                Exchange Date.

6.2 INSTALMENT EXCHANGE:

    Instalment Exchange
    Date:                       Each Distribution Date (other than the Final
                                Exchange Date)

    Party A Instalment
    Exchange Amount:            In respect of an Instalment Exchange Date means
                                the US$ Equivalent of one half of the A$ Class
                                A-1 Principal Amount in relation to the
                                Quarterly Distribution Date occurring on that
                                Instalment Exchange Date

    Party B Instalment
    Exchange Amount:            In respect of an Instalment Exchange Date means
                                one half of the A$ Class A-1 Principal Amount in
                                relation to the Quarterly Distribution Date
                                occurring on that Instalment Exchange Date

6.3 FINAL EXCHANGE:

    Final Exchange Date:        Termination Date

    Party A Final Exchange
    Amount:                     The US$ Equivalent of one half of the A$ Class
                                A-1 Principal Amount in relation to the
                                Quarterly Distribution Date which is the Final
                                Exchange Date

    Party B Final Exchange
    Amount:                     One half of the A$ Class A-1 Principal Amount in
                                relation to the Quarterly Distribution Date
                                which is the Final Exchange Date

7.  EXCHANGE RATES:

    For the purpose of the
    definitions of "A$
    EQUIVALENT" and "US$
    EQUIVALENT":

    US$ Exchange Rate:          [          ]

    A$ Exchange Rate:           [          ]

8.  ACCOUNT DETAILS:

8.1 PAYMENTS TO PARTY A

    Account for payments in
    US$:                        The account notified in writing by Part A to
                                Party B in accordance with Part 5(3)(ii) of the
                                Schedule to the Agreement

    Account for payments in
    A$:                         The account notified in writing by Party A to
                                Party B in accordance with Part 5(3)(i) of the
                                Schedule to the Agreement

8.2 PAYMENTS TO PARTY B

    Account for payments in
    US$:                        The account notified in writing by the Principal
                                Paying Agent to Party A in accordance with Part
                                5(2)(ii) of the Schedule to the Agreement

    Account for payments in
    A$:                         The account notified in writing by Party B to
                                Party A in accordance with Part 5(2)(i) of the
                                Schedule to the Agreement

9.  NOTIFICATIONS TO PARTY A    On or before the Determination Time in respect
                                of each Distribution Date the Manager must
                                notify Party A and the Standby Swap Provider in
                                writing of:

                                (a)  the A$ Class A-1 Principal Amount which the
                                     Manager has directed Party B to pay to
                                     Party A on that Quarterly Distribution Date
                                     pursuant to clause 10.5(b)(i)A of the
                                     Series Supplement;

                                (b)  the A$ Class A-1 Interest Payment in
                                     relation to that Quarterly Distribution
                                     Date;

                                (c)  the amounts (if any) allocated to the Class
                                     A-1 Notes in respect of any Principal
                                     Charge-off or Principal Charge-off
                                     Reimbursement on the immediately preceding
                                     Determination Date in accordance with
                                     Conditions 7.9 and 7.10 of the Note
                                     Conditions; and

                                (d)  the A$ Class A-1 Unpaid Interest Payment
                                     (if any) in relation to that Quarterly
                                     Distribution Date.

10. OFFICES:                    The Office of [      ] as Party A for each
                                Transaction is [      ].

                                The Office of CBA (on and from the Novation
                                Date) as Party A is Sydney.

                                The Office of Party B for each Transaction is
                                Sydney.

Please confirm that the above correctly sets out the terms of our agreement in respect of each Transaction to which this Confirmation relates by signing and returning this Confirmation to us by facsimile today.

Executed documents will follow by mail.

Yours sincerely

CONFIRMED AS AT THE DATE FIRST WRITTEN ABOVE:

SIGNED for and on behalf of
[          ]ABN [          ]

By:
       (Authorised Officer)

Name:

Title:

CONFIRMED AS AT THE DATE FIRST WRITTEN ABOVE:        CONFIRMED AS AT THE DATE FIRST WRITTEN ABOVE:

SIGNED for and on behalf of                          SIGNED for and on behalf of
PERPETUAL TRUSTEE COMPANY                            SECURITISATION ADVISORY SERVICES PTY.
LIMITED, ABN 42 000 001 007                          LIMITED, ABN 88 064 133 946
as trustee of the Series [      ] Medallion Trust

By:                                          By:
       (Authorised Officer)                        (Authorised Officer)

Name:                                        Name:

Title:                                       Title:

CONFIRMED AS AT THE DATE FIRST WRITTEN ABOVE:

SIGNED for and on behalf of
COMMONWEALTH BANK OF
AUSTRALIA, ABN 48 123 123 124

By:

       (Authorised Officer)

Name:

Title:

                              DEFINITIONS SCHEDULE

In this Confirmation and in the Agreement to the extent that it relates to the
Series Trust, unless the context otherwise requires:

"A$ CLASS A-1 UNPAID INTEREST PAYMENT" means in relation to a Quarterly
Distribution Date the amount available to be allocated towards payment to Party
A in respect of A$ Class A-1 Unpaid Interest Amounts on that Quarterly
Distribution Date in accordance with clause 10.2B(k)(i) of the Series Supplement determined on the basis that all amounts allocated towards payment of A$ Class
A-1 Interest Amounts and A$ Class A-1 Unpaid Interest Amounts pursuant to clause
10.2B(k)(i) of the Series Supplement are allocated first towards payment of A$
Class A-1 Interest Amounts and then, once the A$ Class A-1 Interest Amounts are paid in full, towards payment of A$ Class A-1 Unpaid Interest Amounts.

"CLASS A-1 NOTE TRUST DEED" means the Class A-1 Note Trust Deed dated on or about the date of this Confirmation between Party B, the Manager and the
Relevant Note Trustee.

"DETERMINATION TIME" in relation to a Quarterly Distribution Date means on or about 11.00am Sydney time 1 Business Day prior to that Quarterly Distribution
Date.

"QUARTERLY DISTRIBUTION DATE" and " MONTHLY DISTRIBUTION DATE" each have the same meaning as in the Series Supplement.

"NOTE CONDITIONS" means the terms and conditions of the Relevant Notes annexed to the Relevant Notes.

"RELEVANT CALCULATION AMOUNT" means the Calculation Amount referred to in paragraph 5.1 of this Confirmation.

"RELEVANT NOTEHOLDERS" means the Class A-1 Noteholders as that term is defined in the Class A-1 Note Trust Deed.

"RELEVANT NOTES" means the Class A-1 Notes issued by the Trustee under the Class
A-1 Note Trust Deed.

"RELEVANT NOTE TRUSTEE" means The Bank of New York, New York Branch or, if the
Bank of New York is removed or retires as the trustee for the Class A-1
Noteholders, any person appointed from time to time in its place in accordance with the Class A-1 Note Trust Deed.

"SCHEDULED MATURITY DATE" has the same meaning as in the Series Supplement.

"SECURITY TRUST DEED" means the Security Trust Deed dated on or about the date of this Confirmation between Party B, the Manager, the Relevant Note Trustee and
P.T. Limited, ABN 67 004 454 666.

"SERIES SUPPLEMENT" means the Series Supplement dated on or about the date of this Confirmation between CBA, Party B and the Manager.

Terms defined in the Note Conditions have the same meaning in this Confirmation unless otherwise defined in this Confirmation.

                   ANNEXURE-NEW YORK LAW CREDIT SUPPORT ANNEX

PARAGRAPH 13 TO NEW YORK LAW CREDIT SUPPORT ANNEX

(13) ELECTIONS AND VARIABLES

     (a)  Security Interest for "Obligations"

          The term "Obligations" as used in this Annex includes the additional obligations referred to in Paragraph 13(m)(vii)(B).

          "BASE CURRENCY" means US$.

          "ELIGIBLE CURRENCY" means the Base Currency and any other currency agreed from time to time between Party A, Party B, the Standby Swap
          Provider and each Rating Agency.

     (b)  Credit Support Obligations

          (i)    Delivery Amount and Return Amount

                 "DELIVERY AMOUNT" for a Valuation Date means the
                 amount of collateral calculated in accordance
                 with Part 5(22)(d)(i) for that Valuation Date.

                 "RETURN AMOUNT" for a Valuation Date means the
                 amount of collateral calculated in accordance
                 with Part 5(22)(d)(ii) for that Valuation Date.

          (ii)   ELIGIBLE COLLATERAL. The following items will
                 qualify as "Eligible Collateral" for Party A
                 provided that the items specified in paragraphs
                 (E), (F), (G) and (H) will only qualify as
                 "Eligible Collateral" of Party A upon receipt by
                 Party B and the Standby Swap Provider of an
                 opinion as to the perfection of the Secured
                 Party's security interest in such items in form
                 and substance (and issued by legal counsel)
                 satisfactory to Party B and the Standby Swap
                 Provider:

                                                                    VALUATION
                                                                    PERCENTAGE

                 (A)  negotiable debt obligations issued by the          98%
                      U.S. Treasury Department having a remaining
                      maturity of not more than one year

                 (B)  negotiable debt obligations issued by the          95%
                      U.S. Treasury Department having a remaining
                      maturity of more than one year but not more
                      than five years

                 (C)  negotiable debt obligations issued by the          93%
                      U.S. Treasury Department having a remaining
                      maturity of more than five years but not
                      more than ten years

                 (D)  negotiable debt obligations issued by the          90%
                      U.S. Treasury Department having a remaining
                      maturity of more than ten years

                 (E)  Agency Securities having a remaining               97%
                      maturity of not more than one year

                 (F)  Agency Securities having a remaining               94%
                      maturity of more than one year but not more
                      than five years

                 (G)  Agency Securities having a remaining               92%
                      maturity of more than five years but not
                      more than ten years

                 (H)  Agency Securities having a remaining               89%
                      maturity of more than ten years.

                 (I)  cash in an Eligible Currency.                     100%

                 (J)  other Eligible Credit Support and Valuation
                      Percentage agreed by the parties and
                      acceptable to each Rating Agency

                 Notwithstanding the foregoing to the contrary, the Valuation
                 Percentage with respect to all Eligible Credit Support shall be deemed to be 100% with respect to a Valuation Date which is an
                 Early Termination Date.

                 "AGENCY SECURITIES" means negotiable debt obligations which are fully guaranteed as to both principal and interest by the
                 Federal National Mortgage Association, the Government National
                 Mortgage Corporation or the Federal Home Loan Mortgage
                 Corporation and which have been assigned a short term credit rating of A-1+ by S&P, but exclude: (i) interest only and
                 principal only securities; and (ii) collateralized mortgage obligations, real estate mortgage investment conduits and
                 similar derivative securities.

          (iii)  OTHER ELIGIBLE SUPPORT

                 Not applicable.

          (iv)   THRESHOLDS

                 (A)  "MINIMUM TRANSFER AMOUNT" means with respect to both Party
                      A and Party B: US$100,000.

                 (B)  ROUNDING. The Delivery Amount and the Return Amount will be rounded to the nearest integral multiple of US$10,000.

     (c)  VALUATION AND TIMING

          (i)    "VALUATION AGENT" means Party A.

          (ii)   "VALUATION DATE" means the last Business Day of each week and, at the option of either Party A or the Standby Swap Provider, any Business Day between Valuation Dates.

          (iii)  "VALUATION TIME" means the close of business on the Business
                 Day before the Valuation Date; provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

          (iv)   "NOTIFICATION TIME" means 11:00 am New York time on the second
                 Business Day after the Valuation Date.

     (d)  CONDITIONS PRECEDENT AND SECURED PARTY'S RIGHTS AND REMEDIES

          There are no "SPECIFIED CONDITIONS" applicable to Party A. The following is a Specified Condition with respect to Party B:

          "If an Early Termination Date has been designated in respect of each
          Transaction provided that if an amount is due by Party A to Party B in respect of that Early Termination Date pursuant to Section 6, that amount has been paid in full."

     (e)  SUBSTITUTION

          (i)    "SUBSTITUTION DATE" has the meaning specified in paragraph
                 4(d)(ii).

          (ii)   CONSENT. The Pledgor must obtain the Secured Party's consent for any substitution pursuant to paragraph 4(d). However such consent is not to be unreasonably withheld and the parties agree that not wanting to accept a particular type of
                 Substitute Credit Support is not in itself a reasonable basis for withholding consent if the Substitute Credit Support is
                 Eligible Collateral. The consent may be provided in a manner described in Section 12 or otherwise, including orally.

     (f)  DISPUTE RESOLUTION

          (i)    "RESOLUTION TIME"" means 11:00 am New York time.

          (ii)   "VALUE". Not applicable.

          (iii)  "ALTERNATIVE". The provisions of Paragraph 5 will apply.

     (g)  HOLDING AND USING POSTED COLLATERAL

          (i)    ELIGIBILITY TO HOLD POSTED COLLATERAL; CUSTODIANS.

                 Party A: Not Applicable.

                 Party B is not entitled to hold Posted Collateral. It must appoint a Custodian to hold Posted Collateral on its behalf pursuant to paragraph 6(b). Party B may only appoint a
                 Custodian to hold Posted Collateral on its behalf if the
                 following conditions are satisfied:

                 (A)  Party B is not a Defaulting Party;

                 (B)  Party B's Custodian will always be the Principal Paying
                      Agent, unless that party is Party A; and

                 (C)  if the Principal Paying Agent is Party A, then Party B must appoint a Custodian which is a Bank (as defined in
                      the Federal Deposit Insurance Act, as amended) outside
                      Australia, whose rating (with respect to its long term
                      unsecured, unsubordinated indebtedness) is at all times at least Aa2 by Moody's and its short term debt rating is
                      A-1+/F-1+ (S&P/Fitch), and Party B must notify Party A in
                      writing of this appointment and of the relevant account
                      for Paragraph 13(l).

                 (D)  Posted Collateral may only be held in one or more accounts in the name of Party B in the United States and any
                      account established by Party B's Custodian to hold Posted
                      Collateral

                      shall be established and maintained for the sole purpose
                      of receiving deliveries of and holding Posted Collateral.

          (ii)   USE OF POSTED COLLATERAL. The provisions of paragraph 6(c) will not apply to Party B and its Custodian. Party B's Custodian will permit Party B to secure Party B's obligations under the
                 Relevant Notes by granting to the Security Trustee the charge under the Security Trust Deed over Party B's rights in relation to the Posted Collateral, but subject to Paragraph 13(m)(vi) of this Annex.

     (h)  DISTRIBUTIONS AND INTEREST AMOUNT

          (i)    INTEREST RATE. The "Interest Rate", in respect of Posted
                 Collateral which is denominated in US$, for any day means the
                 Federal Funds Overnight Rate. For the purposes hereof, "Federal
                 Funds Overnight Rate" means, for any day, an interest rate per annum equal to the rate published as the Federal Funds
                 Effective Rate that appears on Telerate Page 118 for such day.
                 The "Interest Rate" in respect of Posted Collateral denominated in any other Eligible Currency means the rate as agreed between the parties.

          (ii)   TRANSFER OF INTEREST AMOUNT. The Transfer of Interest Amount
                 will be made monthly on the second Business Day of each
                 calendar month.

          (iii)  ALTERNATIVE TO INTEREST AMOUNT. The provisions of Paragraph
                 6(d)(ii) will apply.

     (i)  ADDITIONAL REPRESENTATION(S)

          None.

     (j)  OTHER ELIGIBLE SUPPORT AND OTHER POSTED SUPPORT

          "VALUE" and "TRANSFER" with respect to Other Eligible Support and
          Other Posted Support means: not applicable.

     (k)  DEMANDS AND NOTICES

          All demands, specifications and notices under this Annex will be made pursuant to the Section 12 of this Agreement; provided, that any such demand, specification or notice may be made by telephone ("TELEPHONE
          Notice") between duly authorised employees of each party if such
          Telephone Notice is confirmed by a subsequent written instruction
          (which may be delivered via facsimile) by the close of business of the same day that such Telephone Notice is given.

     (l)  ADDRESSES FOR TRANSFERS

          Party A: Party A to specify account for returns of collateral.

          Party B: Party B must notify Party A of its Custodian's account.

     (m)  OTHER PROVISIONS

          (i)    Paragraph 4(b) of the Annex is replaced by the following:

                 (b)  TRANSFER TIMING. Subject to Paragraph 4(a) and 5 and
                      unless otherwise specified, if a demand for the Transfer
                      of Eligible Credit Support or Posted Credit Support is
                      made by the

                      Notification Time, then the relevant Transfer will be made within three Business Days of receipt of the demand; if a
                      demand is made after the Notification Time, then the
                      relevant Transfer will be made within four Business Days
                      of receipt of the demand."

          (ii)   EVENT OF DEFAULT

                 JOINT RATINGS BELOW SPECIFIED LEVELS

                 Paragraph 7(i) of the Annex is amended, on line 3, by replacing
                 "two Business Days" with "three Business Days".

          (iii)  PARTY B'S EXPENSES

                 Subject to Section 15 of the Agreement, Party B agrees to pay
                 Party A's costs and expenses in relation to or caused by any breach by Party B of its obligations under this Annex. Party A acknowledges and agrees that its obligations under this Annex will not be affected by a failure by Party B to comply with its obligations under this paragraph (m)(iii).

          (iv)   GOVERNING LAW NOTWITHSTANDING

                 Notwithstanding that the Agreement is expressed to be governed by the laws of New South Wales, this Annex (but not any other provisions of the Agreement) shall be governed by and construed in accordance with the laws of [the state of New York without giving effect to choice of law doctrine and parties hereto agree that proceedings relating to any dispute arising out of or in connection with this Annex shall be subject to the
                 non-exclusive jurisdiction of the federal or state courts of competent jurisdiction in the Borough of Manhattan in New York
                 City, State of New York].

          (v)    NO TRIAL BY JURY

                 Each party waives, to the fullest extent permitted by
                 applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this
                 Annex.

          (vi)   NO POOLING OF COLLATERAL WITH OTHER SECURITY TRUST SECURITY

                 Notwithstanding any provision in the Master Trust Deed, Series
                 Supplement or Security Trust Deed, but without prejudice to
                 Party B's rights under Paragraph 8(a) of this Annex, no party shall be entitled to deal with the Posted Collateral in any manner inconsistent with the rights of the Pledgor under
                 Paragraphs 3(d), 4(b) or 8(b)(iii) of this Annex, and each party covenants to the other that it shall not permit any other person to gain any rights in relation to the Posted Collateral that are inconsistent with the rights of the Pledgor.

          (vii)  RIGHTS IN RELATION TO SWAP PROVIDER'S POSTED COLLATERAL
                 FOLLOWING NOVATION

                 (A)  The Secured Party will hold its security interest in, lien on and right of Set- Off against all Posted Collateral
                      Transferred or received by the Secured Party from [      ]
                      as Party A (or from the Standby Swap Provider on behalf of
                      [     ]

                      as Party A but not from the Standby Swap Provider in its
                      capacity as Party A) hereunder on trust for the benefit
                      of:

                      (1)  the Series Trust as security for the Obligations of
                           [      ] as Party A to the Secured Party as trustee
                           of the Series Trust (other than pursuant to Paragraph
                           13(m)(vii)(B)); and

                      (2)  the Standby Swap Provider as security for the
                           Obligations of [      ] as Party A to the Standby
                           Swap Provider pursuant to Parts 5(24)(d) and (e) of
                           the Schedule to this Agreement, as that term is
                           defined in Section 16(f)(iii)(A), and all [ ]'s
                           present and future obligations to the Standby Swap
                           Provider under Paragraph 13(m)(v) of the credit
                           support annex to the [      ]/CBA ISDA Master
                           Agreement,

                      in accordance with the provisions of this Paragraph
                      13(m)(vii), and Paragraph 2 is varied accordingly.

                 (B)  [      ] as Party A covenants in favour of the Secured
                      Party that it will duly and punctually pay to the Secured
                      Party:

                      (1)  all its Obligations to the Standby Swap Provider
                           pursuant to Parts 5(24)(d) and (e) of the Schedule to
                           this Agreement, as that term is defined in Section
                           16(f)(iii)(A); and

                      (2)  all its present and future obligations to the Standby
                           Swap Provider under Paragraph 13(m)(v) of the credit
                           support annex to the [      ]/CBA ISDA Master
                           Agreement,

                      as and when the same fall due for payment. Notwithstanding
                      the foregoing, every payment by [      ] as Party A, or
                      the Secured Party in accordance with Paragraph 13(m)(vii)
                      (C)(2)(b), to the Standby Swap Provider will operate as a
                      payment by [      ] as Party A to the Secured Party in
                      satisfaction of [      ]'s obligations as Party A pursuant
                      to this Paragraph 13(m)(vii)(B). The Secured Party will
                      hold the benefit of its rights under this Paragraph 13(m)
                      (vii)(B) on trust for the Standby Swap Provider in
                      accordance with the provisions of this Paragraph 13(m)
                      (vii).

                 (C)  The Secured Party must deal with all Posted Collateral
                      Transferred or received by the Secured Party from [      ]
                      as Party A (or from the Standby Swap Provider on behalf of
                      [      ] as Party A but not from the Standby Swap Provider
                      in its capacity as Party A) hereunder:

                      (1)  prior to the Novation Date, in accordance with the
                           provisions of this Agreement other than this
                           Paragraph 13(m)(vii);

                      (2)  on or after the Novation Date:

                           (a)  until the date upon which the Standby Swap
                                Provider has initially fulfilled its obligations
                                as Party A pursuant to Part 5(22)(a) of the
                                Schedule to this Agreement, such Posted
                                Collateral must be held by the Secured Party and
                                not Transferred or otherwise applied;

                           (b)  on or after the date upon which the Standby Swap
                                Provider has initially fulfilled its obligations
                                as Party A pursuant to Part 5(22)(a) of the
                                Schedule to this Agreement and until [      ] as
                                Party A has paid in full all of its Obligations
                                to the Standby Swap Provider pursuant to Parts
                                5(24)(d) and (e) of the Schedule to this
                                Agreement, as that term is defined in Section
                                16(f)(iii)(A), and all its present and future
                                obligations to the Standby Swap Provider under
                                Paragraph 13(m)(v) of the credit support annex
                                to the [      ]/CBA ISDA Master Agreement, the
                                Secured Party must, upon the instructions of the
                                Standby Swap Provider, exercise the rights and
                                remedies pursuant to Paragraph 8(a) in respect
                                of such Posted Collateral, and Party A agrees
                                that the Secured Party may exercise such rights
                                and remedies under Paragraph 8(a) to the same
                                extent and with the same effect as if an Event
                                of Default or Specified Condition had occurred
                                with respect to Party A, and apply the proceeds
                                of the exercise of such rights and remedies in
                                satisfaction of [      ]'s Obligations as Party
                                A to the Standby Swap Provider pursuant to Parts
                                5(24)(d) and (e) of the Schedule to this
                                Agreement, as that term is defined in Section
                                16(f)(iii)(A), as and when these are due and
                                payable and [      ]'s present and future
                                obligations to the Standby Swap Provider under
                                Paragraph 13(m)(v) of the credit support annex
                                to the [      ]/CBA ISDA Master Agreement as and
                                when these are due and payable (and to the
                                Secured Party pursuant to Paragraph
                                13(m)(vii)(B)) until all such Obligations have
                                been paid in full; and

                           (c)  on or after the date upon which the Standby Swap
                                Provider has initially fulfilled its obligations
                                as Party A pursuant to Part 5(22)(a) of the

                                Schedule to this Agreement and [      ] as Party
                                A has paid in full all its Obligations to the
                                Standby Swap Provider pursuant to Parts 5(24)(d)
                                and (e) of the Schedule to this Agreement, as
                                that term is defined in Section 16(f)(iii)(A),
                                and no amounts are or thereafter may become
                                payable in respect to such Obligations and has
                                paid in full all its present and future
                                obligations to the Standby Swap Provider under
                                Paragraph 13(m)(v) of the credit support annex
                                to the [      ]/CBA ISDA Master Agreement
                                (including by virtue of Paragraph
                                13(m)(vii)(C)(2)(b)) and no amounts are or
                                thereafter may become payable with respect to
                                such obligations, the Secured Party must
                                Transfer to [      ] as Party A all such Posted
                                Collateral and the Interest Amount in relation
                                to such Posted Collateral, if any.

                           (D)  The Standby Swap Provider indemnifies the
                                Secured Party from and against any cost or
                                liability incurred by the Secured Party in
                                complying with the instructions of the Standby
                                Swap Provider pursuant to Paragraph
                                13(m)(vii)(C)(2)(b). The Standby Swap Provider
                                acknowledges and agrees that the Secured Party
                                may not, and is not required, to take any action
                                to exercise its rights and remedies in relation
                                to the Posted Collateral in respect of the
                                Obligations of [      ] as Party A to the
                                Standby Swap Provider except upon the directions
                                of the Standby Swap Provider and in accordance
                                with this Paragraph 13(m)(vii).

                           (E)  Following the Novation Date, the Secured Party
                                must ensure that any Posted Collateral
                                Transferred or received by the Secured Party
                                from [      ] as Party A is held by the
                                Custodian separately from, and is not co-mingled
                                with, Posted Collateral Transferred or received
                                by the Secured Party from the Standby Swap
                                Provider as Party A.

                           (F)  This paragraph 13(m)(vii) applies
                                notwithstanding any other provision of this
                                Agreement.

                    (viii) PLEDGOR AND SECURED PARTY

                           In this Annex:

                           (a)  "PLEDGOR" means only Party A; and

                           (b)  "SECURED PARTY" means only Party B.

                    (ix)   NON-AUSTRALIAN ASSETS

                           CBA must only Transfer Posted Collateral to the
                           Secured Party from its assets held outside Australia.

                    (x)    DISPUTE RESOLUTION

                           Paragraph 5(i) is amended by:

                           (A)  replacing the word "Exposure" with the words
                                "the Delivery Amount or the Return Amount, as
                                the case may be" in the first paragraph of
                                Paragraph 5(i);

                           (B)  adding the word "and" at the end of Paragraph
                                5(i)(A) and deleting Paragraph 5(i)(B).

                    (xi)   SPECIFIED CONDITION

                           (A)  In Paragraph 4(a)(ii) the words "or Specified
                                Condition" are deleted.

                           (B)  In Paragraph 8(b) the words "or Specified
                                Condition" are deleted and replaced with the
                                following "with respect to the Secured Party or
                                a Specified Condition has occurred".

                    (xii)  RETURN AMOUNTS

                           If under this Agreement, as that term is defined in
                           Section 16(f)(iii)(A), a Novation Date has occurred,
                           each Transfer obligation of the Secured Party under
                           Paragraphs 3, 4(d)(ii), 5 and 6(d) is subject to the
                           condition precedent that the Standby Swap Provider,
                           in its discretion, has consented to the Transfer
                           unless [      ] as Party A has paid in full all its
                           Obligations to the Standby Swap Provider pursuant to
                           Parts 5(24)(d) and (e) of the Schedule to this
                           Agreement, as that term is defined in Section
                           16(f)(iii)(A), and no amounts are or thereafter may
                           become payable with respect to such Obligations, and
                           has paid in full all its present and future
                           obligations to the Standby Swap Provider under
                           Paragraph 13(m)(v) of the credit support annex to the
                           [      ]/CBA ISDA Master Agreement (including by
                           virtue of Paragraph 13(m)(vii)(C)(2)(b)), and no
                           amounts are or thereafter may become payable with
                           respect to such obligations.

CLAYTON UTZ

Medallion Trust Series [           ]
ISDA Master Agreement
(Currency Swap Agreement)

Securitisation Advisory Services Pty. Limited
ABN 88 064 133 946

Commonwealth Bank of Australia
ABN 48 123 123 124

Perpetual Trustee Company Limited
ABN 42 000 001 007

[               ]
ABN [           ]

If you have any questions about the details of this document
PLEASE CONTACT [                       ]  ON + 61 2 9353 4000

Clayton Utz
Lawyers
Levels 22-35 No. 1 O'Connell Street Sydney NSW 2000 Australia
PO Box H3 Australia Square Sydney NSW 1215
T + 61 2 9353 4000 F + 61 2 8220 6700

WWW.CLAYTONUTZ.COM

Our reference  [              ]

                                    SCHEDULE

                                     TO THE

                                MASTER AGREEMENT

                        DATED AS OF [         ] BETWEEN

                  SECURITISATION ADVISORY SERVICES PTY. LIMITED
                               ABN 88 064 133 946
                                   ("MANAGER")

                                       AND

                         COMMONWEALTH BANK OF AUSTRALIA
                               ABN 48 123 123 124
                             ("CBA " and "PARTY A")

                                       AND

                        PERPETUAL TRUSTEE COMPANY LIMITED
                               ABN 42 000 001 007

     IN ITS SEVERAL CAPACITIES AS TRUSTEE OF VARIOUS SERIES TRUSTS FROM TIME
 TO TIME ESTABLISHED UNDER THE MASTER TRUST DEED AND VARIOUS SERIES SUPPLEMENTS
                                   ("PARTY B")

                                       AND

                                [    ] ABN [    ]
                     ("[     ]" and "STANDBY SWAP PROVIDER")

PART 1. TERMINATION PROVISIONS.

In this Agreement:

(a)  "SPECIFIED ENTITY" does not apply in relation to Party A or Party B.

(b)  The definition of "SPECIFIED TRANSACTION" is not applicable.

(c)  (i)    The following provisions of Section 5 will not apply to Party A:

            Section 5(a)(ii)    Section 5(a)(v)
            Section 5(a)(iii)   Section 5(a)(vi)
            Section 5(a)(iv)    Section 5(b)(iv)

     (ii)   The following provisions of Section 5 will not apply to Party B:

            Section 5(a)(ii)    Section 5(a)(v)   Section 5(a)(viii)
            Section 5(a)(iii)   Section 5(a)(vi)  Section 5(b)(iv)
            Section 5(a)(iv)    Section 5(a)(vii)

     (iii)  Section 5(b)(ii) will not apply to Party A as the Affected Party
            (subject to Part 5(6)(b) of this Schedule) and Section 5(b)(iii)
            will not apply to Party A as the Burdened Party.

(d)  The "AUTOMATIC EARLY TERMINATION" provisions in Section 6(a) will not apply to Party A or Party B.

(e)  PAYMENTS ON EARLY TERMINATION. For the purposes of Section 6(e) of this
     Agreement:

     (i)    Market Quotation will apply; and

     (ii)   the Second Method will apply.

(f)  "TERMINATION CURRENCY" means US$ provided that if an amount due in respect of an Early Termination Date will be payable by Party B to Party A the
     Termination Currency for the purpose of calculating and paying that amount is Australian Dollars.

(g)  "ADDITIONAL TERMINATION EVENT" applies. The following is an Additional
     Termination Event in relation to which both Party A and Party B are
     Affected Parties:

     "An Event of Default (as defined in the Security Trust Deed) occurs and the
     Security Trustee has declared, in accordance with the Security Trust Deed, the Relevant Notes immediately due and payable."

     For the purposes of calculating a payment due under Sections 6(d) and (e)
     when an Early Termination Date is designated under Section 6(b) as a result of such Additional Termination Event, Party B will be the only Affected
     Party.

PART 2. TAX REPRESENTATIONS

(a)  PAYER TAX REPRESENTATIONS. For the purpose of Section 3(e) of this
     Agreement, Party A and Party B each make the following representation:

     It is not required by any applicable law, as modified by the practice of any relevant government revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this
     Agreement) to be made by it to any other party under this Agreement. In making this representation, it may rely on:

     (i)    the accuracy of any representation made by that other party pursuant to Section 3(f) of this Agreement;

     (ii)   the satisfaction of the agreement contained in Section 4(a)(i) or
            4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by that other party pursuant to Section
            4(a)(i) or 4(a)(iii) of this Agreement; and

     (iii)  the satisfaction of the agreement of that other party contained in
            Section 4(d) of this Agreement,

     PROVIDED THAT it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b)  PAYEE TAX REPRESENTATIONS. For the purpose of Section 3(f) of this
     Agreement:

     (i)    Party B and Party A, each makes the following representation:

            It is an Australian resident and does not derive the payments under this Agreement in part or whole in carrying on a business in a country outside Australia at or through a permanent establishment of itself in that country.

     (ii)   [      ] as Standby Swap Provider represents that it is an "eligible contract participant" under the U.S. Commodity Exchange Act.

PART 3. AGREEMENT TO DELIVER DOCUMENTS

For the purpose of Sections 4(a)(i) and (ii) of this Agreement, each party agrees to deliver to each other party the following documents, as applicable:

(a)  TAX FORMS, DOCUMENTS OR CERTIFICATES TO BE DELIVERED ARE:

PARTY REQUIRED TO DELIVER DOCUMENT      FORM/DOCUMENT/CERTIFICATE                    DATE BY WHICH TO BE DELIVERED

Party A, Party B, and the Standby       Any document or certificate reasonably       On the earlier of (a)  learning
Swap Provider                           required or reasonably requested by a        that such document or
                                        party in connection with its                 certificate is required and (b)
                                        obligations to make a payment under          as soon as reasonably
                                        this Agreement which would enable that       practicable following a request
                                        party to make the payment free from          by a party.
                                        any deduction or withholding for or on
                                        account of Tax or which would reduce
                                        the rate at which deduction or
                                        withholding for or on account of Tax
                                        is applied to that payment as
                                        requested by Party A with respect to
                                        any payments received by Party B.

(b)  OTHER DOCUMENTS TO BE DELIVERED ARE:

PARTY REQUIRED TO DELIVER              FORM/DOCUMENT/CERTIFICATE                    DATE BY WHICH TO BE DELIVERED
DOCUMENT

Party A, Party B, the Standby          A certificate specifying the names,          On the execution of this
Swap Provider and the  Manager         title and specimen signatures of the         Agreement and each
                                       persons authorised to execute this           Confirmation unless that
                                       Agreement and each Confirmation or           certificate has already been
                                       other communication in writing made          supplied and remains true and
                                       pursuant to this Agreement on its            in effect and when the
                                       behalf.                                      certificate is updated.

Party A, Party B, the Standby          A legal opinion as to the validity and       Prior to the Closing Date.
Swap Provider and the Manager          enforceability of its obligations
                                       under this Agreement in form and
                                       substance (and issued by legal
                                       counsel) reasonably acceptable to each
                                       other party.

Party B                                A certified copy to Party A of each          Not less than 5 Business Days
                                       Credit Support Document specified in         (or such lesser period as
                                       respect of Party B and (without              Party A agrees to) before the
                                       limiting any obligation Party B may          Trade Date of the first
                                       have under the terms of that Credit          occurring Transaction and in
                                       Support Document to notify Party A of        the case of any amending
                                       amendments thereto) a certified copy         documents entered into
                                       to Party A of any document that amends       subsequent to that date,
                                       in any way the terms of that Credit          promptly after each amending
                                       Support Document.                            document (if any) has been
                                                                                    entered into.

Other than the legal opinions, any Credit Support Document or any document amending a Credit Support Document (but including any certifications in relation to such documents), all documents delivered under this Part 3(b) are covered by the Section 3(d) representation. For the purposes of this Part 3(b), a copy of a document is taken to be certified if a director or secretary of the party providing the document, or a person authorised to execute this Agreement or a
Confirmation on behalf of that party or a solicitor acting for that party has certified it to be a true and complete copy of the document of which it purports to be a copy.

PART 4 MISCELLANEOUS

(a)  ADDRESSES FOR NOTICES. For the purpose of Section 12(a) of this Agreement:

     Address for notices or communications to CBA as PARTY A:

     Address:          Commonwealth Bank of Australia
                       Level 8
                       48 Martin Place
                       Sydney  NSW  2000
                       AUSTRALIA

     Attention:        Manager, Securitisation

     Facsimile No.:    612 9378 2481

     Address for notices or communications to PARTY B:

     Address:          Perpetual Trustee Company Limited
                       Level 3
                       39 Hunter Street
                       Sydney  NSW  2000
                       AUSTRALIA

     Attention:        Manager, Securitisation Services

     Facsimile No.: 612 9221 7870

     Additionally, a copy of all notices as well as any changes to counterparty's address, telephone number or facsimile number should be sent to:

     Address:          Securitisation Advisory Services Pty. Limited
                       Level 8
                       48 Martin Place
                       Sydney  NSW  2000
                       AUSTRALIA

     Attention:        Manager, Securitisation

     Facsimile No.:    612 9378 2481

     Address for notices or communications to [      ] as STANDBY SWAP PROVIDER
     and (on and from the Novation Date) as PARTY A:

     Address:          [         ]

     Attention:        [         ]

     Additionally, a copy of all notices as well as any changes to counterparty's address, telephone number or facsimile number should be sent to:

     Address:          [         ]

                       [         ]

     Attention:        Head of Department

(b)  PROCESS AGENT. For the purpose of Section 13(c) of this Agreement:

     CBA as Party A appoints as its Process Agent: Not applicable.

     Party B appoints as its Process Agent: not applicable.

     [      ] as Standby Swap Provider and (on and from the Novation Date) as
     Party A appoints as its Process Agent: [      ], Sydney Branch.

(c)  OFFICES. The provisions of Section 10(a) will apply to this Agreement.

(d)  MULTIBRANCH PARTY. For the purpose of Section 10(c) of this Agreement:

     Party A is not a Multibranch Party.

     Party B is not a Multibranch Party.

(e)  CALCULATION AGENT.

     (i)  The Calculation Agent is:

          (A)  in respect of all notices, determinations and calculations in respect of amounts denominated in US$, the Agent Bank; and

          (B)  in respect of all other notices, determinations and calculations, the Manager.

     (ii) All determinations and calculations by the Calculation Agent will:

          (A)  be made in good faith and in the exercise of its commercial reasonable judgment; and

          (B)  be determined, where applicable, on the basis of then prevailing market rates or prices.

     All such determinations and calculations will be binding on Party A and
     Party B in the absence of manifest error. The Manager (or, if the Manager fails to do so and Party A notifies Party B, Party B) covenants in favour of Party A to use reasonable endeavours (including, without limitation, taking such action as is reasonably necessary to promptly enforce the obligations of the Agent Bank under the Agency Agreement) to ensure that the Agent Bank performs its obligations as Calculation Agent under this
     Agreement.

(f)  CREDIT SUPPORT DOCUMENT. Details of any Credit Support Document:

     (i)    In relation to CBA as Party A: Not applicable.

     (ii)   In relation to Party B: The Security Trust Deed.

     (iii)  In relation to [      ] as (on and from the Novation Date) Party A:
            Not applicable.

(g)  CREDIT SUPPORT PROVIDER.

     (i)    In relation to CBA as Party A: None.

     (ii)   In relation to Party B: None.

     (iii)  In relation to [      ] as (on and from the Novation Date) Party A:
            None.

(h)  GOVERNING LAW. This Agreement will be governed by and construed in accordance with the laws in force in New South Wales, except the Credit
     Support Annex, which will be governed by and construed in accordance with the laws in force in the State of New York as provided in Paragraph
     13(m)(iv) of the Credit Support Annex. Section 13(b)(i) is deleted and replaced by the following:

     (i)    submits to the non-exclusive jurisdiction of the courts of New South
            Wales and courts of appeal from them; and".

(i)  NETTING OF PAYMENTS. Subparagraph (ii) of Section 2(c) of this Agreement will apply in respect of all Transactions.

(j)  "AFFILIATE" will have the meaning specified in Section 14 of this
     Agreement. However, for the purposes of Section 3(c) Party B is deemed not to have any Affiliates.

PART 5 OTHER PROVISIONS

(1)  PAYMENTS: In Section 2:

     (a)  In Section 2(a)(i) add the following sentence:

          "Each payment will be by way of exchange for the corresponding payment or payments payable by the other party (if any)".

     (b)  In Section 2(a)(ii) the first sentence is deleted and replaced with the following sentence:

          "Unless specified otherwise in this Agreement, payments under this
          Agreement by:

          (i)    Party A, will be made by 10.00 am (New York time); and

          (ii)   Party B, will be made by 4.00pm (Sydney time),

          on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this
          Agreement, in freely transferable funds, free of any set-off, counterclaim, deduction or withholding (except as expressly provided in this Agreement) and in the manner customary for payment in the required currency.".

     (c)  Insert a new paragraph (iv) in Section 2(a) immediately after Section
          2(a)(iii) as follows:

          (iv)   The condition precedent in Section 2(a)(iii)(1) does not apply to a

                 payment due to be made to a party if it has satisfied all its payment obligations under Section 2(a)(i) of this Agreement and has no future payment obligations, whether absolute or
                 contingent under Section 2(a)(i)."

     (d)  Add the following new sentence to Section 2(b):

          "Each new account so designated shall be in the same tax jurisdiction as the original account."

     (e)  Amend Section 2(d) as follows:

          (i)    Delete the word "if" at the beginning of Section 2(d)(i)(4) and insert the following words instead:

                 "if and only if X is Party A and".

          (ii)   In Section 2(d)(ii) insert the words "(if and only if Y is
                 Party A)" after the word "then" at the beginning of the last paragraph.

          Without prejudice to the above amendments, it is agreed that Party B:

          (iii)  is not obliged to pay:

                 (1)  any additional amount to Party A under Section 2(d)(i)(4);
                      or

                 (2)  any amount to Party A under Section 2(d)(ii); and

          (iv)   will not receive payments under this Agreement or any
                 Transaction from which deductions or withholdings have been made.

(2)  PARTY B'S PAYMENT INSTRUCTIONS: Party B irrevocably authorises and instructs Party A to make payment of:

     (i)    the Initial Exchange Amount due from Party A to Party B in respect of the Initial Exchange Date by paying that amount direct to the account notified in writing by Party B to Party A for that purpose;
            and

     (ii)   any other amount due from Party A to Party B under this Agreement by paying that amount direct to the Principal Paying Agent to the account outside Australia notified in writing by the Principal
            Paying Agent to Party A for that purpose.

(3)  PARTY A'S PAYMENT INSTRUCTIONS: Party A irrevocably authorises and instructs Party B to make payment of:

     (i)    any amount denominated in A$ due from Party B to the account in
            Sydney notified in writing by Party A to Party B from time to time;
            and

     (ii)   any amount denominated in US$ due from Party B to the account notified in writing by Party A to Party B from time to time.

(4)  REPRESENTATIONS: In Section 3:

     (a)  Section 3(a)(v) is amended by inserting immediately after the words
          "creditors' rights generally" the following:

          "(including in the case of a party being an ADI (as that term is defined in the Reserve Bank Act, 1959 (Cth)) and section 13A(3) of the
          Banking Act, 1959 (Cth)).";

     (b)  RELATIONSHIP BETWEEN PARTIES. Each party will be deemed to represent to the other parties on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that
          Transaction):-

          (i)    NON-RELIANCE. It is acting for its own account (in the case of
                 Party B, as trustee of the Series Trust), and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment (and in the case of Party B, also on the judgment of the Manager) and upon advice from such
                 advisers as it has deemed necessary. It is not relying on any communication (written or oral) of any other party as
                 investment advice or as a recommendation to enter into that
                 Transaction; it being understood that information and
                 explanations related to the terms and conditions of a
                 Transaction will not be considered investment advice or a
                 recommendation to enter into that Transaction. No communication
                 (written or oral) received from any other party will be deemed to be an assurance or guarantee as to the expected results of that Transaction.

          (ii)   EVALUATION AND UNDERSTANDING. It is capable of evaluating and understanding (on its own behalf or through independent
                 professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction.

          (iii)  STATUS OF PARTIES. No other party is acting as a fiduciary or an adviser to it in respect of that Transaction.

     (c)  insert the following new paragraphs (g), (h) and (i) in Section 3 immediately after Section 3(f):

          (g)    SERIES TRUST. By Party B, in respect of Party B only:

                 (i)    TRUST VALIDLY CREATED. The Series Trust has been validly
                        created and is in existence at the Trade Date of the
                        first occurring Transaction.

                 (ii)   SOLE TRUSTEE. It has been validly appointed as trustee
                        of the Series Trust and is presently the sole trustee of
                        the Series Trust.

                 (iii)  NO PROCEEDINGS TO REMOVE. No notice has been given to it and to its knowledge no resolution has been passed, or
                        direction or notice has been given, removing it as
                        trustee of the Series Trust.

                 (iv)   POWER. It has power under the Master Trust Deed to:

                        (A)  enter into and perform its obligations under this
                             Agreement and each Credit Support Document (in
                             relation to Party B in its capacity as trustee of
                             the Series Trust); and

                        (B)  mortgage or charge the Assets of the Series Trust

                             in the manner provided in the Credit Support
                             Document (in relation to Party B),

                        and its entry into this Agreement and each Credit
                        Support Document (in relation to Party B) is in the
                        interests of the beneficiaries of the Series Trust and
                        does not constitute a breach of trust.

                 (v)    GOOD TITLE. It is the lawful owner of the Assets of the
                        Series Trust and, subject only to the Credit Support
                        Document in relation to Party B and any Security
                        Interest permitted under the Credit Support Document in
                        relation to Party B, those Assets are free of all other
                        Security Interests (except for Party B's right of
                        indemnity out of the Assets of the Series Trust).

                 (vi)   ELIGIBLE CONTRACT PARTICIPANT. The Series Trust was not
                        formed for the specific purpose of constituting an
                        "eligible contract participant" under the Commodity
                        Exchange Act.

                 (vii)  TOTAL ASSETS. As at close of business on the Trade Date of the first occurring Transaction, following the issue
                        of the Relevant Notes and provided that the aggregate
                        Invested Amount of the Relevant Notes upon issue exceeds
                        USD 10,000,000 the Series Trust will have total assets
                        exceeding USD10,000,000.

          (h)    NON-ASSIGNMENT. It has not assigned (whether absolutely, in equity, by way of security or otherwise), declared any trust over or given any charge over any of its rights under this
                 Agreement or any Transaction except, in the case of Party B, for the Security Interests created under each Credit Support
                 Document in relation to Party B.

          (i)    CONTRACTING AS PRINCIPAL. Each existing Transaction has been entered into by that party as principal and not otherwise."

(5)  EVENT OF DEFAULT: In Section 5(a):

     (a)  FAILURE TO PAY OR DELIVER: delete paragraph (i) and replace it with the following:

          (i)    FAILURE TO PAY OR DELIVER. Failure by the party to make, when due, any payment under this Agreement or delivery under Section
                 2(a)(i) or 2(e) required to be made by it if such failure is not remedied at or before:

                 (1)  where the failure is by Party B, 10.00am on the tenth day after notice of such failure is given to Party B;" and

                 (2)  where the failure is by Party A, 10.00am on the tenth day after notice of such failure is given to Party A;";

     (b)  Consequential amendments:

          (i)    delete "or" at the end of Section 5(a)(vii); and

          (ii)   replace the full stop at the end of Section 5(a)(viii) with ";
                 or"; and

     (c)  DOWNGRADE OBLIGATIONS: insert the following new paragraph (ix):

          (ix)   DOWNGRADE OBLIGATIONS. In respect of Party A only, Party A fails to

                 comply with Part 5(22) of the Schedule if such failure is not remedied on or before the tenth Business Day (or such later day as Party B and the Manager may agree and which the Rating
                 Agencies confirm in writing will not result in a reduction, qualification or withdrawal of the credit ratings then assigned by them to the Relevant Notes) after notice of such failure is given to Party A."

(6)  TERMINATION EVENTS:

     (a)  ILLEGALITY: In respect of each Transaction, the parties agree that the imposition by any Governmental Agency of an Australian jurisdiction of any exchange controls, restrictions or prohibitions which would otherwise constitute an Illegality for the purposes of Sections
          5(b)(i) or 5(c) will not be an event which constitutes an Illegality for the purposes of those Sections so that, following the occurrence of that event:

          (i)    neither Party A nor Party B will be entitled to designate an
                 Early Termination Date in respect of that Transaction as a result of that event occurring;

          (ii)   payment by Party B in accordance with Part 5(3) of the Schedule will continue to constitute proper performance of its payment obligations in respect of that Transaction; and

          (iii)  Party A's obligations in respect of that Transaction or this
                 Agreement will, to the extent permitted by law, be unaffected by the occurrence of that event.

     (b)  PARTY A'S LIMITED RIGHTS IN RELATION TO TAX EVENT:

          (i)    Notwithstanding Part 1(c)(iii) of the Schedule, but subject to
                 Section 6(b)(ii), Party A may designate an Early Termination
                 Date if it is an Affected Party following a Tax Event but only if the Relevant Note Trustee has notified the parties in
                 writing that it is satisfied that all amounts owing to the
                 Relevant Noteholders will be paid in full on the date on which the Relevant Notes are to be redeemed.

          (ii)   If a Tax Event occurs where Party A is the Affected Party and
                 Party A is unable to transfer all its rights and obligations under this Agreement and each Transaction to an Affiliate
                 pursuant to Section 6(b)(ii), Party A may, at its cost,
                 transfer all its rights, powers and privileges and all its unperformed and future obligations under this Agreement and each Transaction to any person provided that:

                 (A)  each Rating Agency has confirmed in writing that the
                      transfer will not result in a reduction, qualification or
                      withdrawal of the credit ratings then assigned by them to
                      the Relevant Notes; and

                 (B)  that person has a long term credit rating assigned by each
                      Rating Agency of at least the long term credit rating
                      assigned by that Rating Agency to CBA, as at the date of
                      this Agreement or, otherwise, the Standby Swap Provider
                      provides its written consent to the transfer.

(7)  TERMINATION:

     (a)  TERMINATION BY TRUSTEE: Party B must not designate an Early
          Termination Date without the prior written consent of the Relevant
          Note Trustee.

     (b)  TERMINATION BY THE RELEVANT NOTE TRUSTEE: If following an Event of
          Default or Termination Event, Party B does not exercise its right to terminate a Transaction, then the Relevant Note Trustee may designate an Early Termination Date in relation to that Transaction as if it were a party to this Agreement.

     (c)  TERMINATION PAYMENTS BY PARTY B: Notwithstanding Section 6(d)(ii), any
          amount calculated as being due by Party B in respect of any Early
          Termination Date under Section 6(e) will be payable on the Monthly
          Distribution Date immediately following the date that such amount would otherwise be payable under Section 6(d)(ii) (or will be payable on that date if that date is a Monthly Distribution Date) except to the extent that such amount may be satisfied from an earlier distribution under the Security Trust Deed or the payment of an upfront premium in respect of a Replacement Currency Swap in accordance with Part 5(17)(b).

     (d)  TRANSFERS TO AVOID TERMINATION: Section 6(b)(ii) is amended as follows:

          (i)    The following sentence is added at the end of the second
                 paragraph:

                 "However, if Party A is that other party it must, if so
                 requested by the Manager, use reasonable efforts (which will not require Party A to incur a loss, excluding immaterial, incidental expenses) to make such a transfer to an Affiliate provided the Rating Agencies have given prior written
                 confirmation to the Manager that such a transfer will not
                 result in a reduction, qualification or withdrawal of the
                 credit ratings then assigned by them to the Relevant Notes."

          (ii)   The third paragraph is deleted and replaced with the following:

                 "Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld:

                 (1)  where the other party is Party A, if Party A's policies in effect at such time would permit it to enter into
                      transactions with the transferee on the terms proposed; or

                 (2)  where the other party is Party B, if the Rating Agencies have confirmed in writing that such transfer will not
                      result in a reduction, qualification or withdrawal of the
                      credit ratings then assigned by them to the Relevant
                      Notes.

     (e)  NOTICE OF EVENT OF DEFAULT. For the purposes of Section 6(a) and (b):

          (i)    Party A may only provide a notice specifying an Event of
                 Default to Party B as the Defaulting Party and may only
                 designate an Early Termination Date following a Termination
                 Event where Party A or Party B (or both) is the Affected Party or the Burdened Party; and

          (ii)   the Standby Swap Provider may not issue a notice specifying an
                 Event of Default or designating an Early Termination Date
                 (except as Party A on or after the Novation Date).

(8)  NO SET-OFF: Section 6(e) is amended by deleting the last sentence of the first paragraph.

(9)  TRANSFER: Section 7 is replaced with:

     7.   ESSENTIAL TERM: TRANSFER

     (a)  Neither the interests nor the obligations of any party in or under this Agreement (including any Transaction) are capable of being assigned or transferred (whether at law, in equity or otherwise), charged or the subject of any trust (other than the Series Trust or the trusts created pursuant to the Credit Support Document in relation to Party B) or other fiduciary obligation. Any action by a party which purports to do any of these things is void.

     (b)  Nothing in this Section 7:

          (i)    restricts a transfer by a party after the other parties have agreed to the variation of this Agreement in accordance with
                 Part 5(20) to the extent necessary to permit such transfer;

          (ii)   restricts a novation of the interests and obligations of a party in or under this Agreement (including any Transaction)
                 for the purposes of giving effect to a transfer under Section
                 6(b)(ii);

          (iii)  restricts a transfer by a party of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e);

          (iv)   restricts a transfer by Party B or the Manager to a Substitute
                 Trustee or Substitute Manager, respectively, in accordance with the Master Trust Deed;

          (v)    restricts Party B from granting security over a Transaction or this Agreement pursuant to any Credit Support Document in
                 relation to Party B; or

          (vi)   limits Parts 5(6)(b)(ii), 5(22), 5(23) or 5(24).

     (c)  Each party acknowledges that the other party enters into this
          Agreement and each Transaction on the basis that this Section 7 must be strictly observed and is essential to the terms of this Agreement
          (including each Transaction)."

(10) FACSIMILE TRANSMISSION: In Section 12:

     (a)  delete Section 12(a)(ii); and

     (b)  replace Section 12(a)(iii) with:

          (iii)  if sent by facsimile transmission:

                 (A)  in the case of any notice or other communication pursuant to Parts 5(23) or (24), on the date that transmission is
                      received by a responsible employee of the recipient in
                      legible form (it being agreed that the burden of proving
                      receipt will be on the sender and will not be met by a
                      transmission report generated by the sender's facsimile
                      machine); or

                 (B)  otherwise, on the date a transmission report is produced by the machine from which the facsimile was sent which
                      indicates that the facsimile was sent in its entirety to
                      the

                      facsimile number of the recipient notified for the purpose of this Section unless the recipient notifies the sender
                      within one Business Day of the facsimile being sent that
                      the facsimile was not received in its entirety in legible
                      form;".

(11) DEFINITIONS

     In this Agreement, unless the contrary intention appears:

     (a)  MASTER TRUST DEED: subject to Part 5(11)(h), unless defined in this
          Agreement words and phrases defined in the Master Trust Deed and the
          Series Supplement have the same meaning in this Agreement. Subject to
          Part 5(11)(h), where there is any inconsistency in a definition between this Agreement (on the one hand) and the Master Trust Deed or the Series Supplement (on the other hand), this Agreement prevails.
          Where there is any inconsistency in a definition between the Master
          Trust Deed (on the one hand) and the Series Supplement (on the other hand), the Series Supplement prevails over the Master Trust Deed in respect of the Series Trust. Where words or phrases used but not defined in this Agreement are defined in the Master Trust Deed in relation to a Series Trust (as defined in the Master Trust Deed) such words or phrases are to be construed in this Agreement, where necessary, as being used only in relation to the Series Trust;

     (b)  TRUSTEE CAPACITY:

          (i)    a reference to Party B is a reference to Party B in its
                 capacity as trustee of the relevant Series Trust only, and in no other capacity; and

          (ii)   a reference to the undertaking, assets, business or money of
                 Party B is a reference to the undertaking, assets, business or money of Party B in the capacity referred to in paragraph
                 11(b)(i) only;

     (c)  DEFINITIONS: in Section 14:

          (i)    replace the definitions of "AFFECTED TRANSACTIONS" and "LOCAL
                 BUSINESS DAY" with the following:

                 "AFFECTED TRANSACTIONS" means, with respect to a Termination
                 Event, all Transactions."

                 "LOCAL BUSINESS DAY" has the same meaning as "BUSINESS DAY"."

          (ii)   insert the following new definitions:

                 "BBSW" or "AUD-BBR-BBSW" in relation to a Calculation Period means the rate appearing at approximately 10.00 am Sydney time on the Reset Date for that Calculation Period on the Reuters
                 Screen page "BBSW" as being the average of the mean buying and selling rates appearing on that page for a bill of exchange having a tenor of three months . If:

                 (a)  on that Reset Date fewer than 4 banks are quoted on the
                      Reuters Screen page "BBSW"; or

                 (b)  for any other reason the rate for that day cannot be
                      determined in accordance with the foregoing procedures,

                 then "BBSW" or "AUD-BBR-BBSW" means such rate as is specified by the Calculation Agent having regard to comparable indices then available.

                 "[      ]/CBA ISDA MASTER AGREEMENT" means the ISDA Master
                 Agreement Amendment Agreement dated on or about the date of
                 this Agreement between [      ] and CBA, as amended from time
                 to time.

                 "CREDIT SUPPORT ANNEX" means the Credit Support Annex to be executed substantially in the form as annexed to this
                 Agreement.

                 "INCONVERTIBILITY EVENT" means any event beyond the control of
                 CBA that makes it impossible for CBA to convert to U.S. Dollars through customary legal channels an amount of Australian
                 Dollars sufficient to fulfil CBA's obligations under this
                 Agreement and each Transaction.

                 "JOINT RATINGS" means the highest possible jointly supported short term credit rating or long term credit rating, as
                 applicable, that can be determined in relation to Party A and the Standby Swap Provider by Moody's, S&P and Fitch in
                 accordance with Moody's, S&P's and Fitch's respective
                 approaches to jointly supported obligations provided that if either Party A or the Standby Swap Provider has a long term credit rating of less than BBB from S&P the Joint Ratings from
                 S&P will be the credit ratings of the other party.

                 "MASTER TRUST DEED" means the Master Trust Deed dated 8 October
                 1997 between Party B and the Manager, as amended from time to time.

                 "NOVATION DATE" means the date upon which the obligations of
                 CBA as Party A under this Agreement and each Transaction are novated to the Standby Swap Provider pursuant to Part 5(24)(c).

                 "PRESCRIBED RATING PERIOD" means in relation to the Joint
                 Ratings determined by the Rating Agencies:

                 (a)  a period of 30 Business Days from the date of
                      determination of the relevant credit rating where any
                      Joint Rating immediately after that determination is less
                      than the relevant Prescribed Rating but greater than or
                      equal to a short term credit rating of A-1 by S&P and long term credit ratings of A- by S&P, A3 by Moody's and A- by
                      Fitch, as the case may be; and

                 (b)  a period of 5 Business Days from the date of determination of the relevant credit rating where any Joint Rating
                      immediately after that determination is less than a short
                      term credit rating of A-1 by S&P or less than a long term
                      credit rating of A- by S&P, A3 by Moody's and A- by Fitch.

                 "PRESCRIBED RATINGS" means a short term credit rating of A-1+
                 by S&P or a long term credit rating of AA- by S&P and long term credit ratings of AA- by Fitch and A2 by Moody's.

                 "QUARTERLY DISTRIBUTION DATE" has the meaning given in Section
                 16.

                 "RELEVANT CALCULATION AMOUNT" has the meaning given in Section
                 16.

                 "RELEVANT NOTES" has the meaning given in Section 16.

                 "RELEVANT NOTE TRUSTEE" has the meaning given in Section 16.

                 "RELEVANT NOTEHOLDERS" has the meaning given in Section 16.

                 "SCHEDULED MATURITY DATE" has the meaning given in Section 16.

                 "SECURITY TRUST DEED" has the meaning given in Section 16.

                 "SERIES SUPPLEMENT" has the meaning given in Section 16.

                 "SERIES TRUST" has the meaning given in Section 16.

     (d)  INTERPRETATION:

          (i)    references to time are references to Sydney time;

          (ii)   a reference to "WILFUL DEFAULT" in relation to Party B means, subject to Part 5(11)(d)(iii) of this Schedule, any wilful failure by Party B to comply with, or wilful breach by Party B of, any of its obligations under any Transaction Document, other than a failure or breach which:

                 A.   (1)  arises as a result of a breach of a Transaction
                           Document by a person other than:

                           (a)  Party B; or

                           (b)  any other person referred to in Part
                                5(11)(d)(iii) of this Schedule; and

                      (2)  the performance of the action (the non- performance
                           of which gave rise to such breach) is a precondition
                           to Party B performing the said obligation;

                 B.   is in accordance with a lawful court order or direction or required by law; or

                 C.   is in accordance with any proper instruction or direction
                      of the Investors given at a meeting convened under the
                      Master Trust Deed;

          (iii)  a reference to the "FRAUD", "NEGLIGENCE" or "WILFUL DEFAULT" of
                 Party B means the fraud, negligence or wilful default of Party
                 B and of its officers, employees, agents and any other person where Party B is liable for the acts or omissions of such other person under the terms of any Transaction Document;

          (iv)   a reference to "NEITHER PARTY" will be construed as a reference to "NO party"; and

          (v)    a reference to "OTHER PARTY" will be construed as a reference to "OTHER PARTIES".

     (e)  ISDA DEFINITIONS: The 1991 ISDA Definitions (as published by the
          International Swaps and Derivatives Association, Inc ("ISDA")), as
          supplemented by the 1998 Supplement to the 1991 ISDA Definitions (as
          published by ISDA) (the "1991 ISDA DEFINITIONS") as at the date of this Agreement are incorporated into this Agreement and each
          Confirmation.

     (f)  INCONSISTENCY: Subject to Part 5(11)(a), unless specified otherwise, in the event of any inconsistency between any two or more of the following documents in respect of a Transaction they will take precedence over each other in the following order in respect of that
          Transaction:

          (i)    any Confirmation;

          (ii)   this Schedule and Section 13 ("Elections and Variables") of the
                 Credit Support Annex (as applicable);

          (iii)  the 1991 ISDA Definitions; and

          (iv)   the printed form of the 1992 ISDA Master Agreement and the printed form of the ISDA Credit Support Annex which form part of this Agreement.

     (g)  SWAP TRANSACTION: Any reference to a:

          (i)    "SWAP TRANSACTION" in the 1991 ISDA Definitions is deemed to be a reference to a "TRANSACTION" for the purpose of interpreting this Agreement or any Confirmation; and

          (ii)   "TRANSACTION" in this Agreement or any Confirmation is deemed to be a reference to a "SWAP TRANSACTION" for the purpose of interpreting the 1991 ISDA Definitions.

     (h)  INCORPORATED DEFINITIONS AND OTHER TRANSACTION DOCUMENTS AND
          PROVISIONS: Where in this Agreement a word or expression is defined by reference to its meaning in another Transaction Document or there is a reference to another Transaction Document or to a provision of another
          Transaction Document, any amendment to the meaning of that word or expression or to that other Transaction Document or provision (as the case may be) will be of no effect for the purposes of this Agreement unless and until the amendment is consented to by the parties to this
          Agreement.

(12) LIMITATION OF LIABILITY: Insert the following as Sections 15 and 16, after
     Section 14:

     15.  PARTY B'S LIMITATION OF LIABILITY

          (a)  (LIMITATION ON PARTY B'S LIABILITY): Party B enters into this
               Agreement only in its capacity as trustee of the relevant Series
               Trust and in no other capacity. A liability incurred by Party B acting in its capacity as trustee of the relevant Series Trust arising under or in connection with this Agreement is limited to and can be enforced against Party B only to the extent to which it can be satisfied out of the Assets of that Series Trust out of which Party B is actually indemnified for the liability. This limitation of Party B's liability applies despite any other provision of this Agreement (other than Section 15(c)) and extends to all liabilities and obligations of Party B in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this Agreement.

          (b)  (CLAIMS AGAINST PARTY B): The parties other than Party B may not sue Party B in respect of liabilities incurred by Party B acting in its capacity as trustee of a Series Trust in any other
               capacity other than as trustee of that Series Trust, including seeking the appointment of a receiver (except in relation to
               Assets of that Series Trust), or a liquidator, or an

               administrator, or any similar person to Party B or prove in any liquidation, administration or similar arrangements of or
               affecting Party B (except in relation to the Assets of that
               Series Trust).

          (c)  (BREACH OF TRUST): The provisions of this Section 15 will not apply to any obligation or liability of Party B to the extent that it is not satisfied because under the Master Trust Deed, the corresponding Series Supplement or any other corresponding
               Transaction Document or by operation of law there is a reduction in the extent of Party B's indemnification out of the Assets of the relevant Series Trust, as a result of Party B's fraud, negligence or wilful default.

          (d)  (ACTS OR OMISSIONS): It is acknowledged that the Relevant Parties are responsible under the corresponding Transaction Documents for performing a variety of obligations relating to the relevant
               Series Trust. No act or omission of Party B (including any related failure to satisfy its obligations or any breach of representation or warranty under this Agreement) will be
               considered fraudulent, negligent or a wilful default of Party B for the purpose of paragraph (c) of this Section 15 to the extent to which the act or omission was caused or contributed to by any failure by any such Relevant Person or any other person appointed by Party B under such a Transaction Document (other than a person whose acts or omissions Party B is liable for in accordance with any such Transaction Document) to fulfil its obligations relating to the relevant Series Trust or by any other act or omission of the Manager or the Servicer or any other such person.

          (e)  (NO OBLIGATION): Party B is not obliged to enter into any commitment or obligation under this Agreement or any Transaction
               Document (including incur any further liability) unless Party B's liability is limited in a manner which is consistent with this
               Section 15 or otherwise in a manner satisfactory to Party B in its absolute discretion.

     16.  SEGREGATION

          Party B will enter into each Transaction as trustee of a Series Trust.
          Each Confirmation in relation to a Transaction must specify the name of the Series Trust to which the Transaction relates. Notwithstanding anything else in this Agreement, but without limiting the generality of Section 15, the provisions of this Agreement (including, without limitation, the Credit Support Annex) shall have effect severally in respect of each Series Trust and shall be enforceable by or against
          Party B in its capacity as trustee of the relevant Series Trust as though a separate Agreement applied between Party A, Party B (in its capacity as trustee of the Series Trust specified in the relevant
          Confirmation), the Manager and the Standby Swap Provider for each of
          Party B's said several capacities, to the intent that (inter alia):

          (a)  (REFERENCES TO PARTY B): unless the context indicates a contrary intention, each reference to "Party B" in this Agreement shall be construed as a several reference to Party B in its respective capacities as trustee of each Series Trust;

          (b)  (SEPARATE AGREEMENTS): this Master Agreement including, without limitation, this Schedule and the Credit Support Annex together with each Confirmation relating to a particular Series Trust will form a single separate agreement between Party A, the Manager, the Standby Swap Provider and Party B in its capacity as trustee of that Series Trust and

               references to the respective obligations (including references to payment obligations generally and in the context of provisions for the netting of payments and the calculation of amounts due on early termination) of Party A, the Manager, the Standby Swap
               Provider or Party B shall be construed accordingly as a several reference to each mutual set of obligations arising under each such separate agreement between Party A, the Manager, the Standby
               Swap Provider and Party B in its several capacity as trustee of the relevant Series Trust;

          (c)  (REPRESENTATIONS): representations made and agreements entered by the parties under this Agreement are made and entered severally by Party B in its respective capacities as trustee of each Series
               Trust and in respect of the relevant Series Trust and may be enforced by Party B against Party A, the Manager or the Standby
               Swap Provider severally in Party B's said several capacities (and by Party A, the Manager or the Standby Swap Provider against
               Party B in Party B's said several capacities);

          (d)  (TERMINATION): rights of termination, and obligations and entitlements consequent upon termination, only accrue to Party A against Party B severally in Party B's respective capacities as trustee of each Series Trust, and only accrue to Party B against
               Party A severally in Party B's said several capacities;

          (e)  (EVENTS OF DEFAULT AND TERMINATION EVENTS): without limiting
               Section 15, the occurrence of an Event of Default or Termination
               Event in respect of one Series Trust shall not in itself
               constitute an Event of Default or Termination Event in respect of any other Series Trust; and

          (f)  (DEFINITIONS):

               (i)    the term "SERIES TRUST":

                      (A)  in this Section 16, means each Series Trust (as
                           defined in the Master Trust Deed) specified or to be
                           specified, as the context requires, as the relevant
                           Series Trust in the Confirmation for a Transaction;
                           and

                      (B)  elsewhere in this Agreement, means each such Series
                           Trust severally in accordance with the preceding
                           provisions of this Section 16;

               (ii)   the term "TRANSACTION":

                      (A)  in this Section 16, means each Transaction governed
                           by this Agreement; and

                      (B)  elsewhere in this Agreement, means each such
                           Transaction entered into by the trustee as Trustee of
                           the relevant Series Trust;

               (iii)  the term "AGREEMENT":

                      (A)  in this Section 16, and elsewhere if so specified,
                           means this Master Agreement, including, without
                           limitation, this Schedule and the Credit Support
                           Annex, and all Confirmations governed by this

                           Master Agreement; and

                      (B)  elsewhere, unless specified otherwise, means the
                           separate agreement referred to in Section 16(b) in
                           respect of each particular Series Trust;

               (iv)   the terms "QUARTERLY DISTRIBUTION DATE", "RELEVANT
                      CALCULATION AMOUNT", "RELEVANT NOTE TRUSTEE", "RELEVANT
                      NOTES", "RELEVANT NOTEHOLDERS", "SCHEDULED MATURITY DATE",
                      "SECURITY TRUST DEED" and "SERIES SUPPLEMENT" in this
                      Agreement to the extent that it applies in relation to a
                      Series Trust have the respective meanings given to them in the Confirmations for the Transactions of that Series
                      Trust."

(13) FURTHER ASSURANCES: Each party will, upon request by the other party (the
     "REQUESTING PARTY") at the expense of the requesting party, perform all such acts and execute all such agreements, assurances and other documents and instruments as the requesting party reasonably requires (and, in the case of Party B, are within the powers granted to Party B under the Master
     Trust Deed) to assure and confirm the rights and powers afforded, created or intended to be afforded or created, under or in relation to this
     Agreement and each Transaction or other dealing which occurs under or is contemplated by it.

(14) PROCEDURES FOR ENTERING INTO TRANSACTIONS

     (a)  With respect to each Transaction entered into pursuant to this
          Agreement and for the purposes of Section 9(e)(ii), Party A will, by or promptly after the relevant Trade Date, send Party B, the Standby
          Swap Provider and the Manager a Confirmation substantially in the form set out in Annexure 1 (or in such other form as may be agreed between
          Party A, Party B, the Standby Swap Provider and the Manager), and
          Party B, the Standby Swap Provider and the Manager must promptly then confirm the accuracy of and sign and return, or request the correction of, such Confirmation; and

     (b)  Party B will enter into each Transaction in its capacity as trustee of the Series Trust.

(15) AUTHORISED OFFICER: Each party will be entitled to assume, in the absence of any knowledge to the contrary, that any Confirmation, notice or other written communication, which is issued in respect of this Agreement and which is purported to be signed on behalf of another party by a person specified in the certificate provided by that other party under Part 3(b), is authorised by that other party.

(16) RECORDED CONVERSATIONS: Each party:

     (a)  consents to the electronic recording of its telephone conversations with the other party (or any of its associated persons) with or without the use of an automatic tone warning device;

     (b)  will provide transcripts of such recordings (if any) upon reasonable request by the other party (at the reasonable cost of the party requesting); and

     (c)  acknowledges that neither is obligated to maintain copies of such recordings and transcripts for the benefit of the other party.

(17) REPLACEMENT CURRENCY SWAP AGREEMENT:

     (a)  If any Transaction under this Agreement is terminated prior to the day upon which

          the Relevant Notes are redeemed in full, Party B may, at the direction of the Manager, enter into one or more currency swaps which replace that Transaction (collectively a "REPLACEMENT CURRENCY SWAP") provided that:

          (i)    the Rating Agencies confirm in writing that the entry into the
                 Replacement Currency Swap by Party B does not result in a
                 reduction, qualification or withdrawal of the credit ratings then assigned by them to the Relevant Notes; and

          (ii)   the liability of Party B under the Replacement Currency Swap is limited to at least the same extent that its liability is
                 limited under that Transaction.

     (b)  If Party B enters into a Replacement Currency Swap pursuant to paragraph (a) and a Settlement Amount is payable by Party B to Party A upon termination of the Transaction referred to in Part 5(17)(a),
          Party B must direct the Replacement Currency Swap provider to pay any upfront premium to enter into the Replacement Currency Swap due to
          Party B directly to Party A in satisfaction of and to the extent of
          Party B's obligation to pay the Settlement Amount to Party A, and to the extent such premium is not greater than or equal to the Settlement
          Amount, the balance may be satisfied by Party B as an Expense.

     (c)  If Party B enters into a Replacement Currency Swap pursuant to paragraph (a) and a Settlement Amount is payable by Party A to Party B upon termination of the Transaction referred to in Part 5(17)(a),
          Party B may direct Party A to pay that amount to the Replacement
          Currency Swap provider in satisfaction of or towards and to the extent of Party B's obligation (if any) to pay an upfront premium to the
          Replacement Currency Swap provider to enter into the Replacement
          Currency Swap.

     (d)  The obligations of Party B (and the rights of Party A) under this Part
          5(17) will survive the termination of this Agreement.

(18) KNOWLEDGE OR AWARENESS: Subject to Section 12(a), each party will only be considered to have knowledge or awareness of, or notice of, a thing or grounds to believe anything by virtue of the officers of that party or any
     Related Body Corporate of that party which have the day to day responsibility for the administration or management of that party's (or a
     Related Body Corporate of that party's) obligations in relation to the
     Series Trust or the Transactions entered into under this Agreement having actual knowledge, actual awareness or actual notice of that thing, or grounds or reason to believe that thing (and similar references will be interpreted in this way).

(19) RESTRICTIONS ON PARTY B'S RIGHTS: Party B must at all times act in accordance with the instructions of the Manager in relation to this
     Agreement.

(20) AMENDMENT TO THIS AGREEMENT: None of Party A, Party B, the Standby Swap
     Provider or the Manager may amend this Agreement unless the Rating Agencies have confirmed in writing that the proposed amendment will not result in a reduction, qualification or withdrawal of the credit ratings then assigned by them to the Relevant Notes.

(21) APPOINTMENT OF MANAGER: Party B hereby exclusively appoints the Manager as its attorney to act on Party B's behalf and exercise all rights and powers of Party B with respect to this Agreement. Without limiting the generality of the foregoing, the Manager may issue and receive on behalf of Party B all notices, certificates and other communications to or by Party A under this Agreement until such time as Party B serves written notice on Party A of the revocation of the Manager's authority to act on behalf of Party B in accordance with this Part 5(21) of the Schedule.

(22) RATINGS DOWNGRADE:

     (a)  (DOWNGRADE): If, as a result of the reduction or withdrawal of the credit rating of Party A or the Standby Swap Provider a Joint Rating
          is less than the relevant Prescribed Rating, Party A must by the expiry of the Prescribed Rating Period in relation to the credit ratings assigned by the Rating Agencies to Party A and the Standby
          Swap Provider at that time (or such greater period as is agreed to in writing by each relevant Rating Agency), at its cost alone and at its election:

          (i)    provided that the short term Joint Rating by S&P is greater than or equal to A-1 or the long term Joint Rating by S&P is greater than or equal to A- and the long term Joint Rating by
                 Fitch is greater than or equal to A-, lodge collateral in
                 accordance with the Credit Support Annex in an amount equal to the Collateral Amount as defined in Part 5 (22)(b); or

          (ii)   enter into, and procure that the Standby Swap Provider enters into, an agreement novating Party A's and/or the Standby Swap
                 Providers' rights and obligations under this Agreement and each
                 Transaction to a replacement counterparty acceptable to the
                 Manager and the Standby Swap Provider and which the Rating
                 Agencies confirm in writing will not result in a reduction, qualification or withdrawal of the credit ratings then assigned by them to the Relevant Notes; or

          (iii)  enter into, or procure that the Standby Swap Provider enters into, such other arrangements in respect of each Transaction which the Rating Agencies confirm in writing will not result in a reduction, qualification or withdrawal of the credit ratings then assigned by them to the Relevant Notes.

          Notwithstanding that Party A has elected to satisfy its obligations pursuant to this Part 5(22)(a) in a particular manner, it may subsequently and from time to time vary the manner in which it satisfies its obligations pursuant to this Part 5(22)(a) (but will not be entitled to any additional grace period in relation to such a variation).

     (b)  (COLLATERAL AMOUNT): For the purpose of this Part 5(22) the Collateral
          Amount will be an amount equal to the greater of the following:

          (i)    zero;

          (ii)   CCR; and

          (iii)  an amount acceptable to Moody's and Fitch and sufficient to maintain the credit rating assigned to the Relevant Notes by
                 Moody's and Fitch immediately prior to the review of the Joint
                 Rating.

          Where:

          CCR = CR x 1.030

          CR = MTM + VB

          MTM means the aggregate mark-to-market value (whether positive or negative) of each Transaction determined in accordance with Part
          5(22)(c) no earlier than 3 Business Days prior to the date that the
          Collateral Amount is lodged.

          VB means the volatility buffer, being the value calculated by multiplying the Relevant Calculation Amount as at the most recent
          Distribution Date by the

          relevant percentage obtained from the following table:

------------------------------------------------------------------------------------------
PARTY A'S AND THE     WHERE THE PERIOD       WHERE THE PERIOD        WHERE THE PERIOD
STANDBY SWAP          BETWEEN THE DATE OF    BETWEEN THE DATE OF     BETWEEN THE DATE OF
PROVIDER'S JOINTLY    RECALCULATION AND THE  RECALCULATION AND THE   RECALCULATION AND THE
SUPPORTED LONG TERM   SCHEDULED MATURITY     SCHEDULED MATURITY      SCHEDULED MATURITY
CREDIT RATING BY S&P  DATE IS LESS THAN OR   DATE IS GREATER THAN    DATE IS GREATER THAN
                      EQUAL TO 5 YEARS       5 YEARS AND LESS THAN   10 YEARS
                                             OR EQUAL TO 10 YEARS
------------------------------------------------------------------------------------------

A+                    1.05                 1.75                 3.0
------------------------------------------------------------------------------------------
A                     1.35                 2.45                 4.5
------------------------------------------------------------------------------------------
A-                    1.5                  3.15                 6
------------------------------------------------------------------------------------------

     (c)  (MARK TO MARKET VALUE): Party A must calculate the mark-to-market value of each Transaction by obtaining 2 bids from counterparties with the Prescribed Ratings willing to provide each Transaction in the absence of Party A. The mark-to-market value may be a positive or a negative amount. A bid has a negative value if the payment to be made is from the counterparty to Party A and has a positive value if the payment to be made is from Party A to the counterparty. The mark-to-market value is the higher of the bids (on the basis that any bid of a positive value is higher than any bid of a negative value).

     (d)  (RECALCULATION): Party A must recalculate the Collateral Amount
          (including the CCR and the mark-to-market value) on each Valuation
          Date. If:

          (i)    the Value on such Valuation Date of all Posted Credit Support held by the Secured Party is less than the recalculated
                 Collateral Amount, the difference is the Delivery Amount in relation to that Valuation Date; or

          (ii)   the Value on such Valuation Date of all Posted Credit Support held by the Secured Party is greater than the recalculated
                 Collateral Amount, the difference is the Return Amount in
                 relation to that Valuation Date.

     (e)  (DEFINITIONS): For the purposes of this Part 5(22) "Delivery Amount",
          "Posted Credit Support", "Return Amount", "Secured Party", "Value" and
          "Valuation Date" have the same meaning as in the Credit Support Annex.

(23) TRANSFER: Notwithstanding the provisions of Section 7, CBA as Party A may transfer all its rights powers and privileges and all its unperformed and future obligations under this Agreement and each Transaction to any of its
     Affiliates ("TRANSFEREE") by delivering to the Standby Swap Provider, Party
     B and the Manager a notice expressed to be given under this provision signed by both CBA as Party A and the Transferee. Upon delivery of those documents to Party B:

     (a)  (PARTY A'S RIGHTS TERMINATE): CBA's rights powers privileges and obligations as Party A under this Agreement and each Transaction terminate;

     (b)  (TRANSFER AND ASSUMPTION): CBA will be taken to have transferred its rights powers and privileges under this Agreement and each Transaction to the Transferee and the Transferee will be taken to have assumed obligations equivalent to those Party A had under this Agreement and each Transaction;

     (c)  (RELEASE): Party B will be taken to have released CBA as Party A from all its unperformed and future obligations under this Agreement and each Transaction; and

     (d)  (DOCUMENTS): this Agreement and the Confirmation relating to each
          Transaction shall be construed as if the Transferee was a party to it in place of CBA as Party A.

     A Transferee may utilise this provision as Party A. A transfer under this
     Part 5(23) will be of no force or effect until each Rating Agency confirms in writing that such transfer will not result in a reduction, qualification or withdrawal of the credit ratings then assigned by them to the Relevant
     Notes and until the Standby Swap Provider has given its written consent to such a transfer (such consent not to be withheld if the Transferee is willing to enter into collateral arrangements between the Transferee and the Standby Swap Provider on substantially the same terms as have been
     agreed between [      ] and the Standby Swap Provider in the
     [      ]/CBA ISDA Master Agreement).

(24) STANDBY SWAP PROVIDER:

     (a)  (COMMITMENT): Notwithstanding any other provision in this Agreement to the contrary, if CBA as Party A fails to:

          (i)    make, when due, any payment required to be made by it to Party
                 B under a Transaction; or

          (ii)   comply with any obligation under Part 5(22) within the required period,

          then:

          (iii)  as soon as practicable following such failure but, in relation to a failure to pay under a Transaction, in any event no later than 11.00 am (New York time) on the due date for such payment or, in relation to a failure to comply with an obligation under
                 Part 5(22), no later than the Business Day following the due date for compliance with such obligation, Party B must notify
                 CBA as Party A and the Standby Swap Provider in writing of such failure and:

                 (A)  the amount of the defaulted payment and the basis of
                      calculation of the defaulted payment; or

                 (B)  details of the failure to comply with the obligation under
                      Part 5(22),

                 as the case may be;

          (iv)   as soon as reasonably practicable after its receipt of such notice (and in any event, in relation to a failure to pay under a Transaction, no later than 1.30 pm (New York time) on the due date for such payment, and, in relation to a failure to comply with an obligation under Part 5(22), no later than 3 Business
                 Days after the failure to comply with such obligation,
                 provided, in each case, that notice has been given by Party B by the required times in accordance with Part 5(24)(a)(iii))
                 the Standby Swap Provider must:

                 (A)  in relation to a failure to pay under a Transaction, pay to Party B the amount then owing by CBA as Party A to
                      Party B under that Transaction by depositing such amount
                      into the Collections Account in cleared funds; and

                 (B)  in relation to a failure to comply with an obligation under Part 5(22), satisfy the obligations of CBA as Party
                      A under Part 5(22); and

          (v)    Party B acknowledges that a payment made by the Standby Swap

                 Provider in full compliance with Part 5(24)(a)(iv)(A) will fully satisfy and discharge the obligation of Party A to make that payment.

     (b)  (REIMBURSEMENT): If on any day the Standby Swap Provider:

          (i)    makes a payment pursuant to Part 5(24)(a)(iv)(A), CBA as Party
                 A must by 2.00 pm (New York time) on the next following
                 Business Day (or such other time as the Standby Swap Provider may agree in writing) pay to the Standby Swap Provider an
                 amount equal to that payment by depositing such amount into the account which the Standby Swap Provider nominates for this purpose in cleared funds; or

          (ii)   satisfies the obligations of CBA as Party A pursuant to Part
                 5(24)(a)(iv)(B), CBA as Party A must:

                 (A)  within 3 Business Days, fulfill its obligations under Part
                      5(22) such that any collateral lodged by the Standby Swap
                      Provider pursuant to Part 5(22)(a)(i) or any other
                      arrangement made by the Standby Swap Provider pursuant to
                      Part 5(22)(a)(iii) is returned to the Standby Swap
                      Provider or will cease (but CBA as Party A will have no
                      obligations to the Standby Swap Provider under this Part
                      5(24)(b)(ii)(A) in relation to any novation pursuant to
                      Part 5(22)(a)(ii)); and

                 (B)  upon demand by the Standby Swap Provider, indemnify the
                      Standby Swap Provider from and against any other cost or
                      liability incurred by the Standby Swap Provider in
                      satisfying those obligations; and

          (iii)  Each of the Standby Swap Provider and Party B acknowledge that a payment made by CBA as Party A in full compliance with Part
                 5(24)(b)(i) will fully satisfy and discharge the obligation of
                 Party A to make that payment.

     (c)  (NOVATION): If:

          (i)    CBA as Party A defaults in its payment obligations under Part
                 5(24)(b)(i) or (b)(ii)(B) for reasons other than solely a
                 technical, computer or similar error outside the control of
                 Party A and such default is not remedied on or before one
                 Business Day after such failure;

          (ii)   CBA as Party A fails to fulfill its obligations under Part
                 5(24)(b)(ii)(A); or

          (iii)  an Inconvertibility Event occurs in respect of which CBA, as
                 Party A, gives written notice to the Standby Swap Provider,
                 Party B and the Manager prior to the Novation Date,

          then:

          (iv)   CBA's rights, powers, privileges and obligations as Party A under this Agreement and each Transaction terminate other than its rights, powers, privileges and obligations pursuant to Part
                 5(24)(d) and Paragraph 13(m)(vii) of the Credit Support Annex;

          (v)    subject to Part 5(24)(c)(vii), CBA will be taken to have
                 transferred its rights powers and privileges as Party A under this Agreement and each

                 Transaction to the Standby Swap Provider and the Standby Swap
                 Provider will be taken to have assumed obligations equivalent to those that CBA as Party A had under this Agreement and each
                 Transaction;

          (vi)   Party B and the Standby Swap Provider will be taken to have released CBA as Party A from all its unperformed and future obligations under this Agreement and each Transaction other than its present and future obligations pursuant to Part
                 5(24)(d);

          (vii)  this Agreement and the Confirmation relating to each
                 Transaction shall be construed as if the Standby Swap Provider was a party to it in place of Party A except that:

                 (A)  references to "CBA as Party A" will not apply to the
                      Standby Swap Provider as Party A;

                 (B)  references to any jointly supported credit rating of Party
                      A and the Standby Swap Provider will be deemed to be
                      references to the relevant credit rating of the Standby
                      Swap Provider;

                 (C)  without limiting Part 5(24)(c)(vii)(A), this Part 5(24)
                      and Paragraph 13(m)(vii) of the Credit Support Annex will
                      not apply to the Standby Swap Provider as Party A;

                 (D)  the Standby Swap Provider must (if it has not already done
                      so) satisfy the obligations of Party A under Part 5(22)(a)
                      within 10 Business Days of the Novation Date on the basis
                      that any collateral lodged by CBA as Party A or any other
                      arrangements made by CBA as Party A pursuant to Part
                      5(22)(a)(iii) will be returned to CBA as Party A or will
                      cease (but such collateral will only be returned and such
                      arrangements will only cease upon compliance by the
                      Standby Swap Provider with its obligations under this Part
                      5(24)(c)(vii)(D) and otherwise, where applicable, in
                      accordance with Paragraph 13(m)(vii) of the Credit Support
                      Annex or the terms of such arrangements).

     (d)  (TERMINATION PAYMENT): Following novation under Part 5(24)(c) CBA as
          Party A must pay the Standby Swap Provider or the Standby Swap
          Provider must pay CBA as Party A an amount (the "NOVATION SETTLEMENT
          AMOUNT") being:

          (i)    in the case of payment by CBA as Party A to the Standby Swap
                 Provider, an amount equal to the amount (if any) that would be payable by Party A to Party B; and

          (ii)   in the case of payment by the Standby Swap Provider to CBA as
                 Party A, an amount equal to the amount (if any) that would be payable by Party B to Party A,

          if each Transaction had been terminated, calculated and payable in accordance with Sections 6(d) and (e) on the basis that:

          (i)    the Novation Date is the Early Termination Date and the
                 Novation Settlement Amount is due and payable on the day that notice of the amount payable is effective except in the case of novation following an Inconvertibility Event (whether or not a failure referred to in Part

                 5(24)(a) has occurred) where the Novation Settlement Amount is due and payable on the date which is 2 Business Days after the day on which notice of the amount payable is effective;

          (ii)   in the case of:

                 (A)  novation following an Inconvertibility Event (whether or not a failure referred to in Part 5(24)(a) has occurred),
                      the Early Termination Date has resulted from a Termination
                      Event and there are two Affected Parties;

                 (B)  otherwise, the Early Termination Date has resulted from an
                      Event of Default in respect of which Party A is the
                      Defaulting Party;

          (iii)  all calculations and determinations which would have been done by Party B are done by the Standby Swap Provider and all
                 calculations and determinations that would have been done by
                 Party A are done by CBA;

          (iv)   a reference to Unpaid Amounts owing to Party B is a reference to such amounts payable by Party A to the Standby Swap Provider pursuant to Part 5(24)(b) and (e) and there are no Unpaid
                 Amounts owing to Party A;

          (v)    without limiting the foregoing, for the purposes of the
                 definition of "Market Quotation" in Section 14 each Reference
                 Market-maker would be required, upon entering into a
                 Replacement Transaction, to fulfill the obligations of Party A under Part 5(22)(a) and to comply with Section 2(d) as amended by Part (5)(1)(e); and

          (vi)   the Termination Currency is U.S. Dollars.

     (e)  (DEFAULT INTEREST): If CBA as Party A defaults in the performance of any payment obligations under Part 5(24)(b) or Part 5(24)(d), it must pay interest (before as well as after judgment) on the overdue amount to the Standby Swap Provider on demand in the same currency as such overdue amount, for the period from (and including) the original due date for payment to (but excluding) the date of actual payment, at the
          Default Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

     (f)  (IRREVOCABLE NOTICE): If the Standby Swap Provider satisfies the obligations of CBA as Party A under Part 5(24)(a)(iv)(B) by lodging collateral on behalf of CBA as Party A pursuant to Part 5(22)(a), CBA as Party A must promptly provide an irrevocable notice to Party B
          (copied to the Standby Swap Provider) directing Party B that any such collateral, and any Distribution or Interest Amount (as those terms are defined in the Credit Support Annex) with respect to such collateral, is to be returned or paid to the Standby Swap Provider and not to CBA as Party A.

ANNEXURE 1

                   FORM OF CONFIRMATION [NAME OF SERIES TRUST]

                             [LETTERHEAD OF PARTY A]

[DATE]

TO:  Perpetual Trustee Company Limited      Securitisation Advisory Services Pty. Limited
     as trustee of the Series Trust         Level 8
     Level 3                                48 Martin Place
     39 Hunter Street                       Sydney  NSW  2000
     Sydney  NSW  2000                      AUSTRALIA
     AUSTRALIA

     ATTENTION:  Manager, Securitisation    ATTENTION:  Manager, Securitisation
                 Services

     [        ]

     333 West 34th Street
     New York
     NY 10001
     UNITED STATES

     ATTENTION:  Director, Derivatives Operations

CONFIRMATION - MEDALLION TRUST SERIES [        ]

The purpose of this letter is to confirm the terms and conditions of the
Transaction entered into between us on the terms specified below (the
"TRANSACTION"). This letter constitutes a "CONFIRMATION" as referred to in the
Master Agreement specified below.

This Confirmation is entered into by Perpetual Trustee Company Limited, ABN 42
000 001 007 as trustee of the Series [      ] Medallion Trust (the "SERIES
TRUST").

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA
Master Agreement dated as of [      ], as amended, novated or supplemented from
time to time (the "AGREEMENT"), between Commonwealth Bank of Australia, ABN 48
123 123 124 ("PARTY A"), Perpetual Trustee Company Limited, ABN 42 000 001 007
as trustee of, inter alia, the Series Trust ("PARTY B"), Securitisation Advisory
Services Pty. Limited, ABN 88 064 133 946 (the "MANAGER") and [      ] (the
"STANDBY SWAP PROVIDER"). All provisions contained in the Agreement govern this
Confirmation except as expressly modified below.

This Confirmation incorporates the attached Definitions Schedule which forms part of, and is subject to, this Confirmation.

The terms of the particular Transaction to which this Confirmation relates are specified below:

1.  OUR REFERENCE:                  [             ]

2.  TRADE DATE:                     [             ]

3.  EFFECTIVE DATE:                 Issue Date in respect of the Relevant Notes

4.  TERMINATION DATE:               The earlier of:

                                    (a)  the date that the Relevant Notes have
                                         been redeemed in full in accordance
                                         with the Note Conditions; and

                                    (b)  the Scheduled Maturity Date.

5.  FLOATING AMOUNTS

5.1 FLOATING AMOUNTS PAYABLE BY
    PARTY A (SUBJECT TO PARAGRAPH
    9 OF THIS CONFIRMATION):

    Floating Rate Payer:            Party A

    Calculation Amount:             For each Floating Rate Payer Payment Date,
                                    one half of the aggregate Invested Amount of
                                    the Relevant Notes as at the first day of
                                    the Calculation Period ending on but
                                    excluding that Floating Rate Payer Payment
                                    Date

    Floating Rate Payer Payment
    Dates:                          Each Quarterly Distribution Date during the
                                    period commencing on and including [      ]
                                    and ending on and including the Termination
                                    Date, subject to adjustment in accordance
                                    with the Following Business Day Convention

    Floating Rate Option:           USD-LIBOR-BBA (except that references to
                                    "London Banking Days" in section 7.1(ag)(ii)
                                    and (iv) of the 1998 Supplement to the 1991
                                    ISDA Definitions will be replaced with
                                    references to "Banking Days" as that
                                    expression is defined in the Note
                                    Conditions)

    Designated Maturity:            Three months (except that Linear
                                    Interpolation using three and four months
                                    will apply in respect of the first
                                    Calculation Period)

    Spread:                         In respect of:

                                    (a)  Floating Rate Payer Payment Dates on or
                                         prior to [      ] (or if that day is
                                         not a Business Day, the next following
                                         Business Day), [      ]; and

                                    (b)  Floating Rate Payer Payment Dates after
                                         [      ] (or if that day is not a
                                         Business Day, the next following
                                         Business Day), [      ].

    Floating Rate Day Count
    Fraction:                       Actual/360

    Reset Dates:                    The first day of each Calculation Period

    Compounding:                    Inapplicable

    Class A-1 Unpaid Coupon
    Amount:                         On each Floating Rate Payer Payment Date,
                                    Party A will pay to Party B an amount
                                    calculated as follows:

                                                    LIBOR
                                    $USUC = $AUC x ------- x $USExchangeRate
                                                    BBSW

                                    where:

                                    $US UC = the amount to be paid by Party A;

                                    $AUC   = the A$ Class A-1 Unpaid Interest
                                             Payment in relation to the
                                             Quarterly Distribution Date which
                                             is the same day as that Floating
                                             Rate Payer Payment Date;

                                    LIBOR  = the Floating Rate Option under this
                                             paragraph 5.1 in respect of the
                                             Reset Date which is the same day as
                                             that Floating Rate Payer Payment
                                             Date;

                                    BBSW   = the Floating Rate Option under
                                             paragraph 5.2 in respect of the
                                             Reset Date which is the same day as
                                             that Floating Rate Payer Payment
                                             Date.

5.2 FLOATING AMOUNTS PAYABLE BY
    PARTY B (SUBJECT TO PARAGRAPH
    9 OF THIS CONFIRMATION):

    Floating Rate Payer:            Party B

    Calculation Amount:             For each Floating Rate Payer Payment Date,
                                    the A$ Equivalent of one half of the
                                    aggregate Invested Amount of the Relevant
                                    Notes as at the first day of the Calculation
                                    Period ending on but excluding that Floating
                                    Rate Payer Payment Date

    Floating Rate Payer Payment
    Dates:                          Each Quarterly Distribution Date during the
                                    period commencing on and including the
                                    Effective Date and ending on and including
                                    the Termination Date, subject to adjustment
                                    in accordance with the Following Business
                                    Day Convention

    Floating Rate Option:           AUD-BBR-BBSW

    Designated Maturity:            three months (except that Linear
                                    Interpolation using three and four months
                                    will apply in respect of the first
                                    Calculation Period)

    Spread:                         In respect of:

                                    (a)  Floating Rate Payer Payment Dates on or
                                         prior to [      ] (or if that day is
                                         not a Business Day, the next following
                                         Business Day), [      ]; and

                                    (b)  Floating Rate Payer Payment Dates after
                                         [      ] (or if that day is not a
                                         Business Day, the next following
                                         Business Day), [      ].

    Floating Rate Day Count
    Fraction:                       Actual/365 (Fixed)

    Reset Dates:                    The first day of each Calculation Period

    Compounding:                    Inapplicable

    A$ Class A-1 Unpaid Interest
    Amount:                         On each Floating Rate Payer Payment Date
                                    Party B will pay to Party A the A$ Class A-1
                                    Unpaid Interest Payment in relation to the
                                    Quarterly Distribution Date which is the
                                    same day as that Floating Rate Payer Payment
                                    Date.

6.  EXCHANGES

6.1 INITIAL EXCHANGE:

    Initial Exchange Date:          Issue Date

    Party A Initial Exchange
    Amount:                         The A$ Equivalent of the Party B Initial
                                    Exchange Amount, being A$[      ]

    Party B Initial Exchange
    Amount:                         One half of the Initial Invested Amount of
                                    the Relevant Notes on the Issue Date, being
                                    US$[      ]

                                    Notwithstanding Section 2(a)(ii) of the
                                    Agreement, Party A must pay the Party A
                                    Initial Exchange Amount to Party B by 4.00pm
                                    (Sydney time) on the Initial Exchange Date
                                    and Party B must pay Party A the Party B
                                    Initial Exchange Amount by 4.00pm (New York
                                    time) on the Initial Exchange Date.

6.2 INSTALMENT EXCHANGE:

    Instalment Exchange Date:       Each Distribution Date (other than the Final
                                    Exchange Date)

    Party A Instalment Exchange
    Amount:                         In respect of an Instalment Exchange Date
                                    means the US$ Equivalent of one half of the
                                    A$ Class A-1 Principal Amount in relation to
                                    the Quarterly Distribution Date occurring on
                                    that Instalment Exchange Date

    Party B Instalment Exchange
    Amount:                         In respect of an Instalment Exchange Date
                                    means one half of the A$ Class A-1 Principal
                                    Amount in relation to the Quarterly
                                    Distribution Date occurring on that
                                    Instalment Exchange Date

6.3 FINAL EXCHANGE:

    Final Exchange Date:            Termination Date

    Party A Final Exchange Amount:  The US$ Equivalent of one half of the A$
                                    Class A-1 Principal Amount in relation to
                                    the Quarterly Distribution Date which is the
                                    Final Exchange Date

    Party B Final Exchange Amount:  One half of the A$ Class A-1 Principal
                                    Amount in relation to the Quarterly
                                    Distribution Date which is the Final
                                    Exchange Date

7.  EXCHANGE RATES:

    For the purpose of the
    definitions of "A$ EQUIVALENT"
    and "US$ EQUIVALENT":

    US$ Exchange Rate:              [             ]

    A$ Exchange Rate:               [             ]

8.  ACCOUNT DETAILS:

8.1 PAYMENTS TO PARTY A

    Account for payments in US$:    The account notified in writing by Part A to
                                    Party B in accordance with Part 5(3)(ii) of
                                    the Schedule to the Agreement

    Account for payments in A$:     The account notified in writing by Party A
                                    to Party B in accordance with Part 5(3)(i)
                                    of the Schedule to the Agreement

8.2 PAYMENTS TO PARTY B

    Account for payments in US$:    The account notified in writing by the
                                    Principal Paying Agent to Party A in
                                    accordance with Part 5(2)(ii) of the
                                    Schedule to the Agreement

    Account for payments in A$:     The account notified in writing by Party B
                                    to Party A in accordance with Part 5(2)(i)
                                    of the Schedule to the Agreement

9.  NOTIFICATIONS TO PARTY A        On or before the Determination Time in
                                    respect of each Distribution Date the
                                    Manager must notify Party A and the Standby
                                    Swap Provider in writing of:

                                    (a)  the A$ Class A-1 Principal Amount which
                                         the Manager has directed Party B to pay
                                         to Party A on that Quarterly
                                         Distribution Date pursuant to clause
                                         10.5(b)(i)A of the Series Supplement;

                                    (b)  the A$ Class A-1 Interest Payment in
                                         relation to that Quarterly Distribution
                                         Date;

                                    (c)  the amounts (if any) allocated to the
                                         Class A-1 Notes in respect of any
                                         Principal Charge-off or Principal
                                         Charge-off Reimbursement on the
                                         immediately preceding Determination
                                         Date in accordance with Conditions 7.9
                                         and 7.10 of the Note Conditions; and

                                    (d)  the A$ Class A-1 Unpaid Interest
                                         Payment (if any) in relation to that
                                         Quarterly Distribution Date.

10. OFFICES:                        The Office of CBA as Party A for each
                                    Transaction is Sydney.

                                    The Office of [      ] (on and from the
                                    Novation

                                    Date) as Party A is New York.

                                    The Office of Party B for each Transaction
                                    is Sydney.

Please confirm that the above correctly sets out the terms of our agreement in respect of each Transaction to which this Confirmation relates by signing and returning this Confirmation to us by facsimile today.

Executed documents will follow by mail.

Yours sincerely

CONFIRMED AS AT THE DATE FIRST WRITTEN ABOVE:

SIGNED for and on behalf of
COMMONWEALTH BANK OF AUSTRALIA,
ABN 48 123 123 124

By:
       (Authorised Officer )

Name:

Title:

CONFIRMED AS AT THE DATE FIRST WRITTEN ABOVE:   CONFIRMED AS AT THE DATE FIRST WRITTEN ABOVE:

SIGNED for and on behalf of                     SIGNED for and on behalf of
PERPETUAL TRUSTEE COMPANY                       SECURITISATION ADVISORY SERVICES PTY.
LIMITED, ABN 42 000 001 007                     LIMITED, ABN 88 064 133 946
as trustee of the Series [       ] Medallion
Trust

By:                                 By:
       (Authorised Officer)                 (Authorised Officer)

Name:                               Name:

Title:                              Title:

CONFIRMED AS AT THE DATE FIRST WRITTEN ABOVE:

SIGNED for and on behalf of
[        ],

By:
        (Authorised Officer)

Name:

Title:

                              DEFINITIONS SCHEDULE

In this Confirmation and in the Agreement to the extent that it relates to the
Series Trust, unless the context otherwise requires:

"A$ CLASS A-1 UNPAID INTEREST PAYMENT" means in relation to a Quarterly
Distribution Date the amount available to be allocated towards payment to Party
A in respect of A$ Class A-1 Unpaid Interest Amounts on that Quarterly
Distribution Date in accordance with clause 10.2B(k)(i) of the Series Supplement determined on the basis that all amounts allocated towards payment of A$ Class
A-1 Interest Amounts and A$ Class A-1 Unpaid Interest Amounts pursuant to clause
10.2B(k)(i) of the Series Supplement are allocated first towards payment of A$
Class A-1 Interest Amounts and then, once the A$ Class A-1 Interest Amounts are paid in full, towards payment of A$ Class A-1 Unpaid Interest Amounts.

"CLASS A-1 NOTE TRUST DEED" means the Class A-1 Note Trust Deed dated on or about the date of this Confirmation between Party B, the Manager and the
Relevant Note Trustee.

"DETERMINATION TIME" in relation to a Quarterly Distribution Date means on or about 11.00am Sydney time 1 Business Day prior to that Quarterly Distribution
Date.

"QUARTERLY DISTRIBUTION DATE" and " MONTHLY DISTRIBUTION DATE" each have the same meaning as in the Series Supplement.

"NOTE CONDITIONS" means the terms and conditions of the Relevant Notes annexed to the Relevant Notes.

"RELEVANT CALCULATION AMOUNT" means the Calculation Amount referred to in paragraph 5.1 of this Confirmation.

"RELEVANT NOTEHOLDERS" means the Class A-1 Noteholders as that term is defined in the Class A-1 Note Trust Deed.

"RELEVANT NOTES" means the Class A-1 Notes issued by the Trustee under the Class
A-1 Note Trust Deed.

"RELEVANT NOTE TRUSTEE" means The Bank of New York, New York Branch or, if the
Bank of New York is removed or retires as the trustee for the Class A-1
Noteholders, any person appointed from time to time in its place in accordance with the Class A-1 Note Trust Deed.

"SCHEDULED MATURITY DATE" has the same meaning as in the Series Supplement.

"SECURITY TRUST DEED" means the Security Trust Deed dated on or about the date of this Confirmation between Party B, the Manager, the Relevant Note Trustee and
P.T. Limited, ABN 67 004 454 666.

"SERIES SUPPLEMENT" means the Series Supplement dated on or about the date of this Confirmation between CBA, Party B and the Manager.

Terms defined in the Note Conditions have the same meaning in this Confirmation unless otherwise defined in this Confirmation.

                   ANNEXURE- NEW YORK LAW CREDIT SUPPORT ANNEX

PARAGRAPH 13 TO NEW YORK LAW CREDIT SUPPORT ANNEX

(13) ELECTIONS AND VARIABLES

     (a)  Security Interest for "Obligations"

          The term "Obligations" as used in this Annex includes the additional obligations referred to in Paragraph 13(m)(vii)(B).

          "BASE CURRENCY" means US$.

          "ELIGIBLE CURRENCY" means the Base Currency and any other currency agreed from time to time between Party A, Party B, the Standby Swap
          Provider and each Rating Agency.

     (b)  Credit Support Obligations

          (i)    Delivery Amount and Return Amount

                 "DELIVERY AMOUNT" for a Valuation Date means the amount of collateral calculated in accordance with Part 5(22)(d)(i) for that Valuation Date.

                 "RETURN AMOUNT" for a Valuation Date means the amount of
                 collateral calculated in accordance with Part 5(22)(d)(ii) for that Valuation Date.

          (ii)   ELIGIBLE COLLATERAL. The following items will qualify as
                 "Eligible Collateral" for Party A provided that the items
                 specified in paragraphs (E), (F), (G) and (H) will only qualify as "Eligible Collateral" of Party A upon receipt by Party B and the Standby Swap Provider of an opinion as to the perfection of the Secured Party's security interest in such items in form and substance (and issued by legal counsel) satisfactory to Party B and the Standby Swap Provider:

                                                                    VALUATION
                                                                    PERCENTAGE

                 (A)  negotiable debt obligations issued by the         98%
                      U.S. Treasury Department having a remaining
                      maturity of not more than one year

                 (B)  negotiable debt obligations issued by the         95%
                      U.S. Treasury Department having a remaining
                      maturity of more than one year but not more
                      than five years

                 (C)  negotiable debt obligations issued by the         93%
                      U.S. Treasury Department having a remaining
                      maturity of more than five years but not
                      more than ten years

                 (D)  negotiable debt obligations issued by the         90%
                      U.S. Treasury Department having a remaining
                      maturity of more than ten years

                 (E)  Agency Securities having a remaining              97%
                      maturity of not more than one year

                 (F)  Agency Securities having a remaining              94%
                      maturity of more than one year but not more
                      than five years

                 (G)  Agency Securities having a remaining              92%
                      maturity of more than five years but not
                      more than ten years

                 (H)  Agency Securities having a remaining              89%
                      maturity of more than ten years.

                 (I)  cash in an Eligible Currency.                    100%

                 (J)  other Eligible Credit Support and Valuation
                      Percentage agreed by the parties and
                      acceptable to each Rating Agency

                 Notwithstanding the foregoing to the contrary, the Valuation
                 Percentage with respect to all Eligible Credit Support shall be deemed to be 100% with respect to a Valuation Date which is an
                 Early Termination Date.

                 "AGENCY SECURITIES" means negotiable debt obligations which are fully guaranteed as to both principal and interest by the
                 Federal National Mortgage Association, the Government National
                 Mortgage Corporation or the Federal Home Loan Mortgage
                 Corporation and which have been assigned a short term credit rating of A-1+ by S&P, but exclude: (i) interest only and
                 principal only securities; and (ii) collateralized mortgage obligations, real estate mortgage investment conduits and
                 similar derivative securities.

          (iii)  OTHER ELIGIBLE SUPPORT

                 Not applicable.

          (iv)   THRESHOLDS

                 (A)  "MINIMUM TRANSFER AMOUNT" means with respect to both Party
                      A and Party B: US$100,000.

                 (B)  ROUNDING. The Delivery Amount and the Return Amount will be rounded to the nearest integral multiple of US$10,000.

     (c)  VALUATION AND TIMING

          (i)    "VALUATION AGENT" means Party A.

          (ii)   "VALUATION DATE" means the last Business Day of each week and, at the option of either Party A or the Standby Swap Provider, any Business Day between Valuation Dates.

          (iii)  "VALUATION TIME" means the close of business on the Business
                 Day before the Valuation Date; provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

          (iv)   "NOTIFICATION TIME" means 11:00 am New York time on the second
                 Business Day after the Valuation Date.

     (d)  CONDITIONS PRECEDENT AND SECURED PARTY'S RIGHTS AND REMEDIES

          There are no "SPECIFIED CONDITIONS" applicable to Party A. The following is a

          Specified Condition with respect to Party B:

          "If an Early Termination Date has been designated in respect of each
          Transaction provided that if an amount is due by Party A to Party B in respect of that Early Termination Date pursuant to Section 6, that amount has been paid in full."

     (e)  SUBSTITUTION

          (i)    "SUBSTITUTION DATE" has the meaning specified in paragraph
                 4(d)(ii).

          (ii)   CONSENT. The Pledgor must obtain the Secured Party's consent for any substitution pursuant to paragraph 4(d). However such consent is not to be unreasonably withheld and the parties agree that not wanting to accept a particular type of
                 Substitute Credit Support is not in itself a reasonable basis for withholding consent if the Substitute Credit Support is
                 Eligible Collateral. The consent may be provided in a manner described in Section 12 or otherwise, including orally.

     (f)  DISPUTE RESOLUTION

          (i)    "RESOLUTION TIME"" means 11:00 am New York time.

          (ii)   "VALUE". Not applicable.

          (iii)  "ALTERNATIVE". The provisions of Paragraph 5 will apply.

     (g)  HOLDING AND USING POSTED COLLATERAL

          (i)    ELIGIBILITY TO HOLD POSTED COLLATERAL; CUSTODIANS.

                 Party A: Not Applicable.

                 Party B is not entitled to hold Posted Collateral. It must appoint a Custodian to hold Posted Collateral on its behalf pursuant to paragraph 6(b). Party B may only appoint a
                 Custodian to hold Posted Collateral on its behalf if the
                 following conditions are satisfied:

                 (A)  Party B is not a Defaulting Party;

                 (B)  Party B's Custodian will always be the Principal Paying
                      Agent, unless that party is Party A; and

                 (C)  if the Principal Paying Agent is Party A, then Party B must appoint a Custodian which is a Bank (as defined in
                      the Federal Deposit Insurance Act, as amended) outside
                      Australia, whose rating (with respect to its long term
                      unsecured, unsubordinated indebtedness) is at all times at least Aa2 by Moody's and its short term debt rating is
                      A-1+/F-1+ (S&P/Fitch), and Party B must notify Party A in
                      writing of this appointment and of the relevant account
                      for Paragraph 13(l).

                 (D)  Posted Collateral may only be held in one or more accounts in the name of Party B in the United States and any
                      account established by Party B's Custodian to hold Posted
                      Collateral shall be established and maintained for the
                      sole purpose of receiving deliveries of and holding Posted
                      Collateral.

          (ii)   USE OF POSTED COLLATERAL. The provisions of paragraph 6(c) will not apply to Party B and its Custodian. Party B's Custodian will permit Party B to secure Party B's obligations under the
                 Relevant Notes by granting to the Security Trustee the charge under the Security Trust Deed over Party B's rights in relation to the Posted Collateral, but subject to Paragraph 13(m)(vi) of this Annex.

     (h)  DISTRIBUTIONS AND INTEREST AMOUNT

          (i)    INTEREST RATE. The "Interest Rate", in respect of Posted
                 Collateral which is denominated in US$, for any day means the
                 Federal Funds Overnight Rate. For the purposes hereof, "Federal
                 Funds Overnight Rate" means, for any day, an interest rate per annum equal to the rate published as the Federal Funds
                 Effective Rate that appears on Telerate Page 118 for such day.
                 The "Interest Rate" in respect of Posted Collateral denominated in any other Eligible Currency means the rate as agreed between the parties.

          (ii)   TRANSFER OF INTEREST AMOUNT. The Transfer of Interest Amount
                 will be made monthly on the second Business Day of each
                 calendar month.

          (iii)  ALTERNATIVE TO INTEREST AMOUNT. The provisions of Paragraph
                 6(d)(ii) will apply.

     (i)  ADDITIONAL REPRESENTATION(S)

          None.

     (j)  OTHER ELIGIBLE SUPPORT AND OTHER POSTED SUPPORT

          "VALUE" and "TRANSFER" with respect to Other Eligible Support and
          Other Posted Support means: not applicable.

     (k)  DEMANDS AND NOTICES

          All demands, specifications and notices under this Annex will be made pursuant to the Section 12 of this Agreement; provided, that any such demand, specification or notice may be made by telephone ("TELEPHONE
          NOTICE") between duly authorised employees of each party if such
          Telephone Notice is confirmed by a subsequent written instruction
          (which may be delivered via facsimile) by the close of business of the same day that such Telephone Notice is given.

     (l)  ADDRESSES FOR TRANSFERS

          Party A: Party A to specify account for returns of collateral.

          Party B: Party B must notify Party A of its Custodian's account.

     (m)  OTHER PROVISIONS

          (i)    Paragraph 4(b) of the Annex is replaced by the following:

                 (b)  TRANSFER TIMING. Subject to Paragraph 4(a) and 5 and
                      unless otherwise specified, if a demand for the Transfer
                      of Eligible Credit Support or Posted Credit Support is
                      made by the Notification Time, then the relevant Transfer
                      will be made within three Business Days of receipt of the
                      demand; if a demand is made after the Notification Time,
                      then the relevant

                      Transfer will be made within four Business Days of receipt of the demand."

          (ii)   EVENT OF DEFAULT

                 JOINT RATINGS BELOW SPECIFIED LEVELS

                 Paragraph 7(i) of the Annex is amended, on line 3, by replacing
                 "two Business Days" with "three Business Days".

          (iii)  PARTY B'S EXPENSES

                 Subject to Section 15 of the Agreement, Party B agrees to pay
                 Party A's costs and expenses in relation to or caused by any breach by Party B of its obligations under this Annex. Party A acknowledges and agrees that its obligations under this Annex will not be affected by a failure by Party B to comply with its obligations under this paragraph (m)(iii).

          (iv)   GOVERNING LAW NOTWITHSTANDING

                 Notwithstanding that the Agreement is expressed to be governed by the laws of New South Wales, this Annex (but not any other provisions of the Agreement) shall be governed by and construed in accordance with the laws of the state of New York without giving effect to choice of law doctrine and parties hereto agree that proceedings relating to any dispute arising out of or in connection with this Annex shall be subject to the
                 non-exclusive jurisdiction of the federal or state courts of competent jurisdiction in the Borough of Manhattan in New York
                 City, State of New York.

          (v)    NO TRIAL BY JURY

                 Each party waives, to the fullest extent permitted by
                 applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this
                 Annex.

          (vi)   NO POOLING OF COLLATERAL WITH OTHER SECURITY TRUST SECURITY

                 Notwithstanding any provision in the Master Trust Deed, Series
                 Supplement or Security Trust Deed, but without prejudice to
                 Party B's rights under Paragraph 8(a) of this Annex, no party shall be entitled to deal with the Posted Collateral in any manner inconsistent with the rights of the Pledgor under
                 Paragraphs 3(d), 4(b) or 8(b)(iii) of this Annex, and each party covenants to the other that it shall not permit any other person to gain any rights in relation to the Posted Collateral that are inconsistent with the rights of the Pledgor.

          (vii)  RIGHTS IN RELATION TO SWAP PROVIDER'S POSTED COLLATERAL
                 FOLLOWING NOVATION

                 (A)  The Secured Party will hold its security interest in, lien on and right of Set- Off against all Posted Collateral
                      Transferred or received by the Secured Party from CBA as
                      Party A (or from the Standby Swap Provider on behalf of
                      CBA as Party A but not from the Standby Swap Provider in
                      its capacity as Party A) hereunder on trust for the
                      benefit of:

                      (1)  the Series Trust as security for the Obligations of
                           CBA as Party A to the Secured Party as trustee of the
                           Series Trust (other than pursuant to Paragraph
                           13(m)(vii)(B)); and

                      (2)  the Standby Swap Provider as security for the
                           Obligations of CBA as Party A to the Standby Swap
                           Provider pursuant to Parts 5(24)(d) and (e) of the
                           Schedule to this Agreement, as that term is defined
                           in Section 16(f)(iii)(A), and all CBA's present and
                           future obligations to the Standby Swap Provider under
                           Paragraph 13(m)(v) of the credit support annex to the
                           [      ]/CBA ISDA Master Agreement,

                      in accordance with the provisions of this Paragraph
                      13(m)(vii), and Paragraph 2 is varied accordingly.

                 (B)  CBA as Party A covenants in favour of the Secured Party that it will duly and punctually pay to the Secured Party:

                      (1)  all its Obligations to the Standby Swap Provider
                           pursuant to Parts 5(24)(d) and (e) of the Schedule to
                           this Agreement, as that term is defined in Section
                           16(f)(iii)(A); and

                      (2)  all its present and future obligations to the Standby
                           Swap Provider under Paragraph 13(m)(v) of the credit
                           support annex to the [      ]/CBA ISDA Master
                           Agreement,

                      as and when the same fall due for payment. Notwithstanding the foregoing, every payment by CBA as Party A, or the
                      Secured Party in accordance with Paragraph
                      13(m)(vii)(C)(2)(b), to the Standby Swap Provider will
                      operate as a payment by CBA as Party A to the Secured
                      Party in satisfaction of CBA's obligations as Party A
                      pursuant to this Paragraph 13(m)(vii)(B). The Secured
                      Party will hold the benefit of its rights under this
                      Paragraph 13(m)(vii)(B) on trust for the Standby Swap
                      Provider in accordance with the provisions of this
                      Paragraph 13(m)(vii).

                 (C)  The Secured Party must deal with all Posted Collateral
                      Transferred or received by the Secured Party from CBA as
                      Party A (or from the Standby Swap Provider on behalf of
                      CBA as Party A but not from the Standby Swap Provider in
                      its capacity as Party A) hereunder:

                      (1)  prior to the Novation Date, in accordance with the
                           provisions of this Agreement other than this
                           Paragraph 13(m)(vii);

                      (2)  on or after the Novation Date:

                           (a)  until the date upon which the Standby Swap
                                Provider has initially fulfilled its obligations
                                as Party A pursuant to

                                Part 5(22)(a) of the Schedule to this Agreement,
                                such Posted Collateral must be held by the
                                Secured Party and not Transferred or otherwise
                                applied;

                           (b)  on or after the date upon which the Standby Swap
                                Provider has initially fulfilled its obligations
                                as Party A pursuant to Part 5(22)(a) of the
                                Schedule to this Agreement and until CBA as
                                Party A has paid in full all of its Obligations
                                to the Standby Swap Provider pursuant to Parts
                                5(24)(d) and (e) of the Schedule to this
                                Agreement, as that term is defined in Section
                                16(f)(iii)(A), and all its present and future
                                obligations to the Standby Swap Provider under
                                Paragraph 13(m)(v) of the credit support annex
                                to the [      ]/CBA ISDA Master Agreement, the
                                Secured Party must, upon the instructions of the
                                Standby Swap Provider, exercise the rights and
                                remedies pursuant to Paragraph 8(a) in respect
                                of such Posted Collateral, and Party A agrees
                                that the Secured Party may exercise such rights
                                and remedies under Paragraph 8(a) to the same
                                extent and with the same effect as if an Event
                                of Default or Specified Condition had occurred
                                with respect to Party A, and apply the proceeds
                                of the exercise of such rights and remedies in
                                satisfaction of CBA's Obligations as Party A to
                                the Standby Swap Provider pursuant to Parts
                                5(24)(d) and (e) of the Schedule to this
                                Agreement, as that term is defined in Section
                                16(f)(iii)(A), as and when these are due and
                                payable and CBA's present and future obligations
                                to the Standby Swap Provider under Paragraph
                                13(m)(v) of the credit support annex to the
                                [        ]/CBA ISDA Master Agreement as and when
                                these are due and payable (and to the Secured
                                Party pursuant to Paragraph 13(m)(vii)(B)) until
                                all such Obligations have been paid in full; and

                           (c)  on or after the date upon which the Standby Swap
                                Provider has initially fulfilled its obligations
                                as Party A pursuant to Part 5(22)(a) of the
                                Schedule to this Agreement and CBA as Party A
                                has paid in full all its Obligations to the
                                Standby Swap

                                Provider pursuant to Parts 5(24)(d) and (e) of
                                the Schedule to this Agreement, as that term is
                                defined in Section 16(f)(iii)(A), and no amounts
                                are or thereafter may become payable in respect
                                to such Obligations and has paid in full all its
                                present and future obligations to the Standby
                                Swap Provider under Paragraph 13(m)(v) of the
                                credit support annex to the [      ]/CBA ISDA
                                Master Agreement (including by virtue of
                                Paragraph 13(m)(vii)(C)(2)(b)) and no amounts
                                are or thereafter may become payable with
                                respect to such obligations, the Secured Party
                                must Transfer to CBA as Party A all such Posted
                                Collateral and the Interest Amount in relation
                                to such Posted Collateral, if any.

                 (D)  The Standby Swap Provider indemnifies the Secured Party from and against any cost or liability incurred by the
                      Secured Party in complying with the instructions of the
                      Standby Swap Provider pursuant to Paragraph
                      13(m)(vii)(C)(2)(b). The Standby Swap Provider
                      acknowledges and agrees that the Secured Party may not,
                      and is not required, to take any action to exercise its
                      rights and remedies in relation to the Posted Collateral
                      in respect of the Obligations of CBA as Party A to the
                      Standby Swap Provider except upon the directions of the
                      Standby Swap Provider and in accordance with this
                      Paragraph 13(m)(vii).

                 (E)  Following the Novation Date, the Secured Party must ensure that any Posted Collateral Transferred or received by the
                      Secured Party from CBA as Party A is held by the Custodian separately from, and is not co-mingled with, Posted
                      Collateral Transferred or received by the Secured Party
                      from the Standby Swap Provider as Party A.

                 (F)  This paragraph 13(m)(vii) applies notwithstanding any other provision of this Agreement.

          (viii) PLEDGOR AND SECURED PARTY

                 In this Annex:

                 (a)  "PLEDGOR" means only Party A; and

                 (b)  "SECURED PARTY" means only Party B.

          (ix)   NON-AUSTRALIAN ASSETS

                 CBA must only Transfer Posted Collateral to the Secured Party from its assets held outside Australia.

          (x)    DISPUTE RESOLUTION

                 Paragraph 5(i) is amended by:

                 (A)  replacing the word "Exposure" with the words "the Delivery
                      Amount or the Return Amount, as the case may be" in the
                      first paragraph of Paragraph 5(i);

                 (B)  adding the word "and" at the end of Paragraph 5(i)(A) and deleting Paragraph 5(i)(B).

          (xi)   SPECIFIED CONDITION

                 (A)  In Paragraph 4(a)(ii) the words "or Specified Condition"
                      are deleted.

                 (B)  In Paragraph 8(b) the words "or Specified Condition" are deleted and replaced with the following "with respect to
                      the Secured Party or a Specified Condition has occurred".

          (xii)  RETURN AMOUNTS

                 If under this Agreement, as that term is defined in Section
                 16(f)(iii)(A), a Novation Date has occurred, each Transfer obligation of the Secured Party under Paragraphs 3, 4(d)(ii),
                 5 and 6(d) is subject to the condition precedent that the
                 Standby Swap Provider, in its discretion, has consented to the
                 Transfer unless CBA as Party A has paid in full all its
                 Obligations to the Standby Swap Provider pursuant to Parts
                 5(24)(d) and (e) of the Schedule to this Agreement, as that term is defined in Section 16(f)(iii)(A), and no amounts are or thereafter may become payable with respect to such Obligations, and has paid in full all its present and future obligations to the Standby Swap Provider under Paragraph 13(m)(v) of the
                 credit support annex to the [      ]/CBA ISDA Master Agreement
                 (including by virtue of Paragraph 13(m)(vii)(C)(2)(b)), and no amounts are or thereafter may become payable with respect to such obligations.